Exhibit 10.1

ANNEX C

to Framework Deed

FINAL

Notarversion Clean

gez. Braunfels, Notar

Master Lease Agreement

between

MPT RHM Heiligendamm S.à r.l.

MPT RHM Wismar S.à r.l.,

MPT RHM Bad Sulze S.à r.l.

MPT RHM Hoppegarten S.à r.l.

MPT RHM Kalbe S.à r.l.

MPT RHM Flechtingen S.à r.l.

MPT RHM Flechtingen II S.à r.l.

MPT RHM Tennstedt S.à r.l.

MPT RHM Adelsberg S.à r.l.

MPT RHM Lobenstein S.à r.l.

MPT RHM Bad Lausick S.à r.l.

MPT RHM Berggiesshubel S.à r.l.

MPT RHM Gyhum S.à r.l.

MPT RHM Burg Landshut S.à r.l.

MPT RHM Moselschleife S.à r.l.

MPT RHM Braunfels S.à r.l.

MPT RHM Hohenfeld S.à r.l.

Page 1/61

MPT RHM Kinzigtal S.à r.l.

MPT RHM Südpark S.à r.l.

MPT RHM Kaiserberg S.à r.l.

MPT RHM Schlangenbad S.à r.l.

MPT RHM Aukammtal S.à r.l.

MPT RHM Gunzenbach S.à r.l.

MPT RHM Achertal S.à r.l.

MPT RHM St. George Bad Durrheim S.à r.l.

MPT RHM Franz Alexander S.à r.l.

MPT RHM St. George Bad Krotzingen S.à r.l.

MPT RHM Grunheide S.à r.l.

MPT RHM Gottleuba S.à r.l.

MPT RHM Kladow S.à r.l.

NRZ Gruppe S.à r.l.

as Landlord

and

Remedco Tenant S.à r.l.

as Tenant

and

Median REHA Holding GmbH

Braunfels Holding GmbH

Median Holding GmbH

Median Kliniken GmbH & Co. KG

AHB Holding GmbH

Polo Holding GmbH

Karl Kliniken Holding GmbH

NRZ Holding GmbH

Median Kliniken Nord Holding GmbH

as Guarantors

and Primary Subtenants

and

Orthopädische Klinik Braunfels GmbH & Co. KG

MEDIAN Kliniken GmbH & Co. KG

Klinik Bad Gottleuba GmbH & Co. Betriebs KG

Median Reha Zentrum Gyhum GmbH & Co. KG

AHB-Klinik GmbH Berlin & Co. KG

REHA Gesellschaft für Rehabilitation mbH

MEDIAN Hohenfeld-Klinik für Orthopädie GmbH & Co. KG

MEDIAN Kinzigtal-Klinik GmbH & Co. KG

MEDIAN Klinik am Südpark GmbH & Co. KG

MEDIAN Kaiserberg-Klinik GmbH & Co. KG

MEDIAN Rehazentrum Schlangenbad GmbH &. Co. KG

MEDIAN Rehaklinik Aukammtal GmbH & Co. KG

Oberrheinische Kliniken GmbH & Co. Betriebs KG

NRZ Magdeburg Median Kliniken GmbH & Co.

as Subtenants

RECITALS		14

1.	LEASED PROPERTY	16

2.	PURPOSE OF THE LEASE	17

3.	COMMENCEMENT OF THE LEASE, LEASE TERM	21

4.	TERMINATION RIGHTS, COVENANTS	22

5.	RENT	27

6.	ANCILLARY COSTS	29

7.	RENT ADJUSTMENT; FINANCIAL REPORTING	32

8.	INSURANCES	33

9.	TENANT’S EASEMENTS, SUBTENANTS’ EASEMENTS	34

10.	SUBLEASE	36

11.	LEASE TRANSFER	37

12.	MAINTENANCE, REPAIR, MODERNISATION	44

13.	CHANGES TO THE LEASED PROPERTY	46

14.	EXTENSIONS AND FINANCING	47

15.	RIGHT OF ACCESS OF THE LANDLORD	52

16.	OBLIGATION TO MAKE PREMISES SAFE, ENVIRONMENT, CONDITION OF PREMISES	53

17.	REINSTATEMENT	54

18.	RETURN OF THE LEASED PROPERTY	54

19.	HBR-AGREEMENT, EASEMENTS, COMPLIANCE WITH FORMER PROPERTY PURCHASE AGREEMENTS	56

20.	MISCELLANEOUS	57

21.	LIST OF ANNEXES	60

Page 5/61

THIS MASTER LEASE AGREEMENT IS DATED 29 April 2015 AND MADE BETWEEN:

1.	01) MPT RHM Heiligendamm S.à r.l. a private limited liability company (société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191147

02) MPT RHM Wismar S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191142

03) MPT RHM Bad Sulze S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191153

04) MPT RHM Hoppegarten S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191145

05) MPT RHM Kalbe S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191192

06) MPT RHM Flechtingen S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191274

07) MPT RHM Flechtingen II S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191281

08) MPT RHM Tennstedt S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 190634

09) MPT RHM Adelsberg S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191283

10) MPT RHM Lobenstein S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 190648

11) MPT RHM Bad Lausick S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191279

12) MPT RHM Berggiesshubel S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191193

19) MPT RHM Burg Landshut S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 190578

20) MPT RHM Moselschleife S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191187

23) MPT RHM Braunfels S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 190621

24) MPT RHM Hohenfeld S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191285

25) MPT RHM Kinzigtal S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191175

26) MPT RHM Sudpark S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191177

27) MPT RHM Kaiserberg S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191172

28) MPT RHM Schlangenbad S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 190616

29) MPT RHM Aukammtal S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 190620

30) MPT RHM Gunzenbach S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 190611

31) MPT RHM Achertal S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 190571

32) MPT RHM St. George Bad Durrheim S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191195

33) MPT RHM Franz Alexander S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191156

34) MPT RHM St. George Bad Krotzingen S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191200

35) MPT RHM Grunheide S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191158

36) MPT RHM Gyhum S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191154

37) MPT RHM Gottleuba S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 190638

38) MPT RHM Kladow S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191164

13) NRZ Gruppe S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 165183

- in relation to the Individual Leased Object owned by it, the “Landlord” and,

collectively with all other Landlords, the “Landlords” –

and

2.	Remedco Tenant S.à r. l. a private limited liability company (société à responsabilité limitée) organized under the laws of the Grand Duchy of Luxembourg having its business address at 2–4 Rue Beck, L-1222 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 196181

- the “Tenant” -

- the Landlord and the Tenant collectively, the “Parties” and individually a

“Party” -

3.	ANNEX G.19 and G.20: Median REHA Holding GmbH, a private limited liability company (GmbH) organized under the laws of Germany having its business address at Bismarckstraße 105, 10625 Berlin and registered with the Trade and Companies Register register of Charlottenburg under the number 119217 B

ANNEX G.23: Braunfels Holding GmbH, a private limited liability company (GmbH) organized under the laws of Germany having its business address at Bismarckstraße 105, 10625 Berlin entered in the Trade and Companies Register kept at the local court of Charlottenburg number HRB 118709 B

ANNEX G.1 to G.12 and G.35: Median Holding GmbH, a private limited liability company (GmbH) organized under the laws of Germany having its business address at Bismarckstraße 105, 10625 Berlin entered in the Trade and Companies Register kept at the local court of Charlottenburg number HRB 117203 B

ANNEX G.37: Median Kliniken GmbH & Co. KG, a limited partnership (KG) organized under the laws of Germany having its business address at Bismarckstraße 105, 10625 Berlin entered in the Trade and Companies Register kept at the local court of Charlottenburg number HRA 22809 B

ANNEX G.38: AHB Holding GmbH, a limited partnership (KG) organized under the laws of Germany having its business address at Bismarckstraße 105, 10625 Berlin entered in the Trade and Companies Register kept at the local court of Charlottenburg number HRB 119190 B

ANNEX G.24 to G.29: Polo Holding GmbH, a private limited liability company (GmbH) organized under the laws of Germany having its business address at Bismarckstraße 105, 10625 Berlin entered in the Trade and Companies Register kept at the local court of Friedberg (Hessen) number HRB 7165 BH

ANNEX G.30 to G.34: Karl Kliniken Holding GmbH, a private limited liability company (GmbH) organized under the laws of Germany having its business address at Bismarckstraße 105, 10625 Berlin entered in the Trade and Companies Register kept at the local court of Charlottenburg number HRB 133437 B

ANNEX G.13: NRZ Holding GmbH, a private limited liability company (GmbH) organized under the laws of Germany having its business address at Bismarckstraße 105, 10625 Berlin entered in the Trade and Companies Register kept at the local court of Charlottenburg number HRB 120917 B

ANNEX G.36: Median Kliniken Nord Holding GmbH, a private limited liability company (GmbH) organized under the laws of Germany having its business address at Bismarckstraße 105, 10625 Berlin entered in the Trade and Companies Register kept at the local court of Charlottenburg number HRB 154780 B

- each in relation to the Individual Leased Object let and sublet by it a “Primary

Subtenant” or “Guarantor” and collectively with all other Primary

Subtenants/Guarantors the “Primary Subtenants” or “Guarantors”-

4.	ANNEX H.23: Orthopädische Klinik Braunfels GmbH & Co. KG, a limited partnership (KG) organized under the laws of Germany having its business address at Hasselbornring 5, 35619 Braunfels entered in the Trade and Companies Register kept at the local court of Wetzlar number HRA 2998

ANNEX H.1 to H.12, H.35: MEDIAN Kliniken GmbH & Co. KG, a limited partnership (KG) organized under the laws of Germany having its business address at Bismarckstraße 105, 10625 Berlin entered in the Trade and Companies Register kept at the local court of Charlottenburg number HRA 22809 B

ANNEX H.37: Klinik Bad Gottleuba GmbH & Co. Betriebs KG, a limited partnership (KG) organized under the laws of Germany having its business address at Bismarckstraße 105, 10625 Berlin entered in the Trade and Companies Register kept at the local court of Charlottenburg number HRA 23548 B

ANNEX H.36: Median Reha Zentrum Gyhum GmbH & Co. KG, a limited partnership (KG) organized under the laws of Germany having its business address at Bismarckstraße 105, 10625 Berlin entered in the Trade and Companies Register kept at the local court of Charlottenburg number HRA 49460 B

ANNEX H.38: AHB-Klinik GmbH Berlin & Co. KG, a limited partnership (KG) organized under the laws of Germany having its business address at Bismarckstraße 105, 10625 Berlin entered in the Trade and Companies Register kept at the local court of Charlottenburg number HRA 21285 B

ANNEX H.19 to H.20: REHA Gesellschaft für Rehabilitation mbH, a private limited liability company (GmbH) organized under the laws of Germany having its business address at Bismarckstraße 105, 10625 Berlin entered in the Trade and Companies Register kept at the local court of Charlottenburg number HRB 18963 B

ANNEX H.24: MEDIAN Hohenfeld-Klinik für Orthopädie GmbH & Co. KG, a limited partnership (KG) organized under the laws of Germany having its business address at Zanderstraße 28, 61231 Bad Nauheim entered in the Trade and Companies Register kept at the local court of Friedberg (Hessen) number HRA 1024

ANNEX H.25: MEDIAN Kinzigtal-Klinik GmbH & Co. KG, a limited partnership (KG) organized under the laws of Germany having its business address at Zanderstraße 28, 61231 Bad Nauheim entered in the Trade and Companies Register kept at the local court of Friedberg (Hessen) number HRA 1022

ANNEX H.26: MEDIAN Klinik am Südpark GmbH & Co. KG, a limited partnership (KG) organized under the laws of Germany having its business address at Zanderstraße 28, 61231 Bad Nauheim entered in the Trade and Companies Register kept at the local court of Friedberg (Hessen) number HRA 1021

ANNEX H.27: MEDIAN Kaiserberg-Klinik GmbH & Co. KG, a limited partnership (KG) organized under the laws of Germany having its business address at Zanderstraße 28, 61231 Bad Nauheim entered in the Trade and Companies Register kept at the local court of Friedberg (Hessen) number HRA 1020

ANNEX H.28: MEDIAN Rehazentrum Schlangenbad GmbH &. Co. KG, a limited partnership (KG) organized under the laws of Germany having its business address at Zanderstraße 28, 61231 Bad Nauheim entered in the Trade and Companies Register kept at the local court of Friedberg (Hessen) number HRA 4117

ANNEX H.29: MEDIAN Rehaklinik Aukammtal GmbH & Co. KG, a limited partnership (KG) organized under the laws of Germany having its business address at Zanderstraße 28, 61231 Bad Nauheim entered in the Trade and Companies Register kept at the local court of Friedberg (Hessen) number HRA 4107

ANNEX H.30 to H.34: Oberrheinische Kliniken GmbH & Co. Betriebs KG, a limited partnership (KG) organized under the laws of Germany having its business address at Hofstraße 14 - 16, 79189 Bad Krozingen entered in the Trade and Companies Register kept at the local court of Freiburg i.Br. number HRA 310419

ANNEX H.13: NRZ Magdeburg Median Kliniken GmbH & Co., a limited partnership (KG) organized under the laws of Germany having its business address at Bismarckstraße 105, 10625 Berlin entered in the Trade and Companies Register kept at the local court of Charlottenburg number HRA 29611 B

- each in relation to the Individual Leased Object let by it a “Subtenant” and collectively with all other Subtenants the “Subtenants”-

•	The number allocated to each of the Landlords under 1. above, is identical to the number of the Individual Leased Property held by such entity, as indicated in ANNEX 1.1.respectively -with regard to 13) NRZ Gruppe S.à r.l. - in ANNEX RB

•	The number allocated to each of the Primary Subtenants under 3. above, indicates the number of the Individual Leased Objects to which such Primary Subtenant is a Primary Subtenant.

•	The number allocated to each of the Subtenants under 4. above, indicates the number of the Individual Leased Property sublet to such Subtenant.

IT IS AGREED AS FOLLOWS:

RECITALS

(A)	This Master Lease Agreement (the “Lease Agreement”) is part of a transaction in which, inter alia,

(i)	as a first step (“Step 1”) Remedco GmbH & Co. KG (the “Parent”) acquired 94.9% of the shares in Median Kliniken S.à r.l. and MPT JV GmbH & Co. KG acquired 5.1% of the shares in Median Kliniken S.à r.l. from Median Gruppe S. à r.l. and Cubist Health Management GmbH & Co. KG and

(ii)	upon closing of Step 1 – which took place on 15 December 2014 – as a further step (“Step 2”) a sale-and-lease-back transaction relating to the clinic properties listed in ANNEX 00 to the Framework Deed and used and operated by the Subtenants is to be carried out. To such end, the Parent established the Tenant. Furthermore, a framework deed to which this Lease Agreement is an Annex (the “Framework Deed”) was notarized. Under such Framework Deed each of the Landlords (except for Landlord 13) NRZ Gruppe S.à r.l.) has entered into property purchase agreements with the respective sellers relating to each of the clinic properties contained in ANNEX 1.1 to this Lease Agreement (notarized as Annex A.01 through A. 38 to the Framework Deed) (the “Property Purchase Agreements” or each a “Property Purchase Agreement”; for the avoidance of doubt ANNEXES A.13 to A.18, A.21 and A.22 have not been attached to this deed and are not part of the transaction). Furthermore, under such Framework Deed under ANNEX B 13 a share purchase agreement (the “Share Purchase Agreement”) was agreed under which Landlord 13) NRZ Gruppe S.à r.l. who owns the clinic property no.13 MEDIAN Klinik NRZ Magdeburg described in ANNEX RB, was indirectly acquired by an entity affiliated with the other Landlords. In addition, in such Framework Deed this Lease Agreement was agreed by the Landlords with the Tenant (notarized in Annex C to the Framework Deed) and an agreement with the respective sellers and Landlord 13) NRZ Gruppe S. à r.l. on the creation of tenant easements (notarized in Annex D to the Framework Deed) was concluded.

IKB and SEB (IKB and SEB and any lender from time to time under the facilities agreement the “LBO Banks”) provided financing in connection with Step 1 under a facility agreement dated on or around 14/15 October 2014 and attached hereto as ANNEX 4.4 ii (such facility agreement, as amended, supplemented, extended or novated from time to time to the extent it provides funding of ‘Senior Liabilities’ as defined in that certain inter-creditor agreement between MPT RHM TRS S.À R.L. and the LBO Banks dated on or around the date of signing of the SPA, the “LBO Facility”).

(B)	Background of the transaction outlined in Recital A (the “Transaction”), in particular Step 2 thereof, is the co-operation of RHM Klinik- und Altenheimbetriebe GmbH & Co

KG (“RHM”), a company in the group of enterprises of Tenant and MPT Operating Partnership, L.P. (“MPT”) or companies affiliated to MPT in the sale and lease back transaction which was notarized in a framework deed signed on 13 September 2013 (Deed-no (UR-Nr.) 1676/2013 Br of the notary Dr. Florian Braunfels, Düsseldorf (the “Rhine Framework Deed”, the transaction notarized in the Framework Deed Rhine and the annexes thereto is referred to as “Project Rhine”) whereby RHM sold to entities affiliated to MPT seven clinic properties which these entities affiliated to MPT with effect as of closing of the property purchase agreement (notarized as ANNEX A to the Framework Deed Rhine) let to RHM under a master lease agreement (notarized in ANNEX B to the Framework Deed Rhine, this master lease agreement is referred to as “Rhine Master Lease”). Based on the experience in Project Rhine (to which already an add-on transaction which included a sale and lease transaction adding three additional clinics to the lease agreement which formed part of Project Rhine was signed on 18 September 2014 (Deed-no (UR-Nr.) 2040/2014 Br of the notary Dr. Florian Braunfels, Düsseldorf) and closed prior to signing this Lease Agreement which turned out to be very beneficial to the parties, Waterland Private Equity Fund V C.V. (“Waterland”) proposed (i) to work together to conclude additional sale and lease back transactions and (ii) that such further sale and lease back transactions should – as far as possible – be identical to the transaction documents introduced by RHM in Project Rhine.

(C)	Consequently, Waterland approached MPT and proposed to – inter alia – enter into the transaction described in Step 2 of Recital A, this Lease Agreement forms part of, based on transaction documents which are – as far as possible – identical to those used in Project Rhine and, in particular, to base the calculation of the purchase price and the rent of this sale and lease back transaction on these documents, in particular on the Rhine Master Lease and the triple net concept contained therein and the flexibility given therein for the tenant regarding subletting and the use of the properties and for the Landlord to dispose of Individual Leased Objects (as defined in Section 1.1).

(D)	By way of the Property Purchase Agreements, the Landlord (except for Landlord 13) NRZ Gruppe S.à r.l.) has purchased real property as defined in ANNEX 1.1. The Landlord will in accordance with and subject to the conditions set forth in the Property Purchase Agreements become the owner of the respective real property. Landlord 13) NRZ Gruppe S.à r.l. already owns the real property no.13 MEDIAN Klinik NRZ Magdeburg as defined in ANNEX RB.

(E)	By way of this Lease Agreement, the Tenant intends to lease back such real property. The Tenant furthermore intends to sublease such real property to the Primary Subtenants as listed as primary subtenants in ANNEX 1.1, respectively ANNEX RB, to this Lease Agreement who in return will further sub-sublease such properties to the the Subtenants as listed as Subtenant in ANNEX 1.1, respectively ANNEX RB. The Tenant, the Primary Subtenants and the Subtenants are Affiliates (verbundene Unternehmen) within the meaning of Sections 15 et seqq. of the German Stock Corporation Act (Aktiengesetz – AktG) (an “Affiliate” or “Affiliates”). Each of the Primary Subtenants has undertaken towards the respective Landlord with respect to the real properties leased to them a guarantee regarding the fulfillment of all obligations of the Tenant under this Lease Agreement relating to the relevant Individual Leased Objects.

(F)	The Parties agree that this Lease Agreement shall enter into effect only with respect to such real property for which the Landlord has paid the purchase price in accordance with the Property Purchase Agreement.

1.	LEASED PROPERTY

1.1	Each Landlord leases to the Tenant the individual real properties as listed in ANNEX 1.1 to this Lease Agreement with respect to which the purchase price has been paid in accordance with the Property Purchase Agreement (the “Individual Leased Objects”, the Individual Leased Objects jointly the “Leased Property”). Landlord 13) NRZ Gruppe S.à r.l. leases to the Tenant the individual real properties as listed in ANNEX RB (Individual Leased Object no.13 MEDIAN Klinik NRZ Magdeburg) to this Lease Agreement subject to the Share Purchase Agreement having been closed pursuant to Section 3 of the Share Purchase Agreement as evidenced by the Closing Memorandum.

1.2	The Leased Property includes all buildings erected thereon as well as all essential constituents (wesentliche Bestandteile). However, it does not include business fixtures (Betriebsvorrichtungen) within the meaning of Sec. 68 para. 2 sent. 1 no. 2 of the German Valuation Act (Bewertungsgesetz). It does also not include any appurtenances (Zubehör) or any other movable items brought in temporarily by the former user(s) of the Leased Property and such fixed fixtures and fittings which qualify as non-integral parts (Scheinbestandteile) of the Leased Property within the meaning of Sec. 95 German Civil Code (Bürgerliches Gesetzbuch – the “Civil Code”).

1.3	The Parties agree that all fixed fixtures and fittings installed by the Tenant after the Commencement of the Lease have been or will be attached to the Leased Property for temporary purposes only (Section 95 (2) Civil Code). In the event that these fixtures and fittings qualify as essential constituents (wesentliche Bestandteile) of the Leased Property contrary to the Parties’ assumption, the Tenant shall remain their owner to the exclusion of the applicability of Section 946 of the Civil Code, or shall remain entitled to remove the fixtures and fittings; as a precautionary measure, the Tenant and the Landlord declare that they agree that the ownership of such fixtures and fittings shall pass to the Tenant upon disassembly without any compensation.

1.4	The Parties furthermore agree that the leases established hereunder shall also include the right of the Tenant to use or let use by third parties such further facilities, in particular parking facilities, the use of which has been granted to the respective Landlord under easements (Dienstbarkeiten) by third parties with respect to or in favor of the Leased Property. The Landlord shall in particular not waive any such easements without the consent of the Tenant.

2.	PURPOSE OF THE LEASE

2.1	The Leased Property shall be used for the purpose of operating clinics (including acute clinics), nursing homes, medical care center, outpatient nursing, rehabilitation services and related businesses at operational standards which, subject to the other provisions of this Lease Agreement, compare at least to the operational standards applied at the date of this Lease Agreement (the “Purpose of the Lease”). The Tenant shall have the right to change the actual use of any Individual Leased Object within the Purpose of the Lease, including changing the medical indication(s) for which the Individual Leased Object is used. The Tenant shall further have the right to change the standard of operation applied to an actual use within the Purpose of the Lease; however, where the standard of operation is reduced, this shall only apply if and to the extent such reduction of operational standards is necessary or commercially advisable in relation to a medical indication which the Individual Leased Object is or will be used for.

The Purpose of the Lease shall include complementary and ancillary facilities appropriate or conducive to the Purpose of the Lease, including complementary service businesses such as restaurants, shops, therapy departments, laundry services, etc. Any use of the Leased Property for a purpose not included in the Purpose of the Lease shall be subject to the prior written consent of the Landlord, such consent not to be unreasonably withheld or delayed if the future use is for health care purposes in a wide sense.

Once such consent is granted, the Parties will, if necessary, amend the relevant Tenant Easement to reflect the extended use and the Landlord will cause and maintain for the remaining Lease Term, a corresponding amendment of the registration of the Tenant Easement to reflecting the extended use. Any costs of such amendment registration shall be borne by the Tenant.

2.2	The Tenant acknowledges that with respect to the following Individual Leased Objects the use is only permitted to the degree it is in line (i) with respect to the Individual Leased Object no. 35 MEDIAN Klinik Grünheide, no. 38 MEDIAN Klinik Berlin-Kladow and no. 37 MEDIAN Gesundheitspark Bad Gottleuba the requirements of the agreements (as amended) granting hereditary building rights as defined in Section 7.3 of the respective Property Purchase Agreement (the “HBR-Agreements” and each of them an “HBR-Agreement”), (ii) with respect to the Individual Leased Objects no. 01 MEDIAN Klinik Heiligendamm, no. 02 MEDIAN Klinik Wismar, no ..32 MEDIAN Klinik Bad Dürrheim, no. 23 Orthopädische Klinik Braunfels, no. 28 MEDIAN Reha Zentrum Schlangenbad the requirements of the property purchase agreements referred to in Section 7.2 of the respective Property Purchase Agreements (these property purchase agreements referred to is hereinafter referred to as “Former Property Purchase Agreements” and each of them a “Former Property Purchase Agreement”) and (iii) with respect to the Individual Leased Objects no. 37 MEDIAN Gesundheitspark Bad Gottleuba, no. 13 MEDIAN Klinik NRZ Magdeburg, no. 35 MEDIAN Klinik Grünheide and no. 36 MEDIAN Reha-Zentrum Gyhum and no. 38 MEDIAN Klinik Berlin-Kladow with the obligations and acts secured by the land charges contained in ANNEX 19.1. and (iv) with the further obligations referred to in Section 19 second paragraph.

2.3	The Landlord assumes no liability for the present or future condition or suitability of the Leased Property for the Purpose of the Lease. The risk that suitability may be limited as a result of any current or future regulatory requirements shall be borne by the Tenant and the Tenant shall not be released from its obligation to pay rent, unless the Landlord has withheld, in violation of this Lease Agreement, a consent necessary for the Tenant to comply with future regulatory requirements. The Landlord shall be obliged to assist the Tenant – at the Tenant’s sole cost and expense – to the degree necessary in order to enable the Tenant to comply with any current or future regulatory requirements.

2.4

The Tenant confirms – to its best knowledge – that – unless provided otherwise in ANNEX 2.4 with respect to a Leased Object – it (or, as the case may be, the relevant Primary Subtenant and the relevant Subtenant) is in possession of all material regulatory permits (öffentlich-rechtliche Erlaubnisse) required for the operation of each Individual

Leased Object (the “Required Permits”) and is in compliance with all such Required Permits and with the relevant laws and regulations regarding the Leased Property and the operation thereof, in particular health care laws, in all material respects. If the Tenant becomes aware of a Required Permit - other than those referred to in ANNEX 2.4 - not being in place or complied with it will immediately notify the Landlord to the Individual Leased Object concerned and provide the Landlord with a step plan to remedy within 6 months from becoming aware.

Throughout the term of the Lease Agreement, the Tenant shall be obliged to obtain, and shall procure that the relevant Primary Subtenant and the relevant Subtenant, obtains any Required Permits (other than those disclosed as missing or being incomplete in ANNEX 2.4) necessary for the then actual or contemplated use of the Individual Leased Object and the Tenant shall be obliged to comply and shall procure that the relevant Primary Subtenant and the relevant Subtenant complies with the relevant laws and regulations regarding the Leased Property and the operation thereof, in particular health care laws, in all material respects.

2.5	All fixings, installations, systems and equipment necessary for the operation of Tenant’s business under the Purpose of the Lease, including, but not limited to name and company plates, illuminated lettering, company signs and signage, flagpoles, pictures, external antennae, plant and machinery housing, may be transported to, fixed on, installed in and operated on the Leased Property by the Tenant or by third parties acting on behalf of the Tenant. The issuance of any necessary administrative (behördlich) permits, consents or approvals and payment of all fees associated therewith shall be the sole responsibility of the Tenant. The Landlord shall be obliged to assist the Tenant – at the Tenant’s sole cost and expense – to the degree necessary in order to enable the Tenant to obtain such administrative (behördlich) permits, consents or approvals.

2.6	The Tenant shall or shall procure that the relevant Primary Subtenant and the relevant Subtenants will operate the Individual Leased Objects in compliance with the Purpose of the Lease throughout the Lease Term, unless the Landlord consents to not operating the Individual Leased Objects. The consent may not be unreasonably withheld or delayed by the Landlord.

Provided that, in relation to the Individual Leased Objects referred to in Section 2.2 the following does not constitute a breach of the of the obligations and acts referred to under Section 2.2 and easements existing or agreed upon or to be agreed upon by the parties to Property Purchase Agreements under the Property Purchases Agreements, no such consent by the Landlord is required and the Tenant is not in breach of its obligation pursuant to sentence 1 if:

i.	and as long as the Tenant (or the relevant Primary Subtenant or, as the case may be, Subtenant) is prohibited from operating an Individual Leased Object in whole or in part due to restrictions and limitations imposed on it by public authorities or is otherwise legally or factually prohibited to operate an Individual Leased Object, in particular in case of destruction of the relevant Individual Leased Object, in each case where it is not in the Tenant’s (or relevant Primary Subtenant’s or as the case may be Subtenant’s) control to prevent the obstacle and where such obstacle was not caused by a conduct of the Tenant which constitutes a breach of any of its obligations under this Lease Agreement, or

ii.	the Tenant (or the relevant Primary Subtenant or, as the case may be, Subtenant) cannot reasonably operate the Individual Leased Object (or a part thereof) other than at a financial loss (taking into account possible changes in the use, including (without limitation) different medical indications, but in each case within the Purpose of the Lease), or

iii.	the non-operation does not exceed the time period required in order to perform major refurbishment work or to change the use of the Individual Leased Object (or a part thereof) within the Purpose of the Lease (including any alterations to the building structure) in accordance with Section 2.1 and in any case the non-operation shall not exceed 24 months, or

iv.	the non-operation only relates to ancillary parts of the Individual Leased Objects which in the reasonable opinion of the Tenant are not required for the then current or contemplated use (in each case in compliance with Section 2.1) where such parts can be reactivated for use in the future.

For the avoidance of doubt, the Tenant shall not be obliged to operate (or procure that the Primary Subtenant respectively the Subtenants operate) technical building facilities of an Individual Leased Object, provided (i) such technical building facilities are not required for the actual use of the Individual Leased Object, (ii) such technical building facilities are not serving security purposes, and (iii) the operation of such technical building facilities is not required under public laws or permits (Erlaubnissen). The Parties clarify that this does not affect Tenant’s maintenance, repair and modernisation obligations regarding these technical building facilities, to which Section 12.4 applies.

Furthermore, for the avoidance of doubt, the Tenant shall not be obliged to operate (or procure that the Primary Subtenant, respectively the Subtenants, operate) building facilities of an Individual Leased Object, which at the time this Agreement is notarized are not being operated and such non-operation does not conflict with the obligations and acts referred to in Section 2.2, Required Permits or relevant laws and regulations, in particular, health care laws. Furthermore, the Parties agree that with respect to such building facilities the Tenant shall not be subject to a maintenance, repair and modernization obligation. His obligation to comply with applicable legal provisions and, in particular, to provide for safety with regard to such buildings, however, shall not be affected.

3.	COMMENCEMENT OF THE LEASE, LEASE TERM

3.1	The lease shall commence for any Individual Leased Object upon its transfer of possession to the Landlord in accordance with the respective Property Purchase Agreement, except for the lease by the Landlord 13) NRZ Gruppe S.à r.l. of the individual real property listed in ANNEX RB (Individual Leased Object no. 13 MEDIAN Klinik NRZ Magdeburg) which shall commence upon the Share Purchase Agreement having been closed pursuant to Section 3 the Share Purchase Agreement as evidenced by the Closing Memorandum (the “Commencement of the Lease”; the year calculated from the Commencement of the Lease as well as each consecutive year, a “Lease Year”). The Tenant is already in possession of the Leased Property which possession is mediated by the respective Primary Subtenant and Subtenant, respectively, so that no handover is required.

3.2	The term of the Lease Agreement is from the respective Commencement of the Lease until 27 years as from the Commencement of the Lease relating to that Individual Leased Object for which the Commencement of the Lease has occurred last (the “Lease Term”). This Lease Agreement is entered into for this fixed period of time and may not be terminated upon notice without cause during the Lease Term.

3.3	Each Party shall have the right to request that as soon as the Commencement of the Lease for any Individual Leased Object has occurred the Parties enter into a written amendment to the Lease Agreement documenting the Individual Leased Objects for which the lease has commenced and the exact date of the Commencement of the Lease. Each Party shall furthermore have the right to request that the Parties enter into a written amendment to the Lease Agreement documenting the Lease Term, in particular the calendar day on which the Lease Term terminates.

If so requested, each Party shall be obliged to cooperate in any such process and to execute the respective written amendment without undue delay.

4.	TERMINATION RIGHTS, COVENANTS

4.1	The Parties shall have the right to terminate this Lease Agreement for cause (aus wichtigem Grund) without observing a notice period. The Tenant understands and accepts that given the nature of this Lease Agreement and the limited obligations of the Landlord, any circumstances such as impairment of the rightful Purpose of the Lease, discovery of hidden defects or partial or complete destruction of the Leased Property do not give the Tenant the right to terminate this Lease Agreement for cause. The Landlord understands and accepts that given the long-term nature of this Lease Agreement, the interest of the Tenant and the comprehensive termination rights set forth in Sections 4.2 and 4.3 below, any circumstances which are not at least as significantly adverse to the interest of the Landlord as those described in Sections 4.2 and 4.3 below, do not give the Landlord the right to terminate this Lease Agreement (in its entirety or with respect to one or more Individual Leased Objects) for cause (aus wichtigem Grund) under statutory law.

4.2	The Landlord may terminate this Lease Agreement with respect to an Individual Leased Object for cause (aus wichtigem Grund) pursuant to Section 4.1 if:

i.	the Tenant is

a.	in arrears with two (2) Individual Rent payments in whole or in part for the relevant Individual Leased Object, or

b.	in arrears with a total amount past due which is equal to or greater than two (2) monthly Individual Rent payments for the relevant Individual Leased Object, or

c.	in arrears with all or parts of a monthly Individual Rent payment which have been past due for longer than two (2) months,

in each case provided that the Landlord has given written notice to the Tenant thereof and of its intention to terminate and further provided that the relevant payment obligation is not fulfilled within three (3) bank working days of receipt of such notice by the Tenant. The termination right shall not apply if and to the extent the relevant payment obligation which is the subject of any of the paragraphs a. to c. above relates to the amount of a rent adjustment pursuant to Section 7 the calculation of which is disputed in good faith by the Tenant (the Parties clarify that this shall not apply to the entire adjustment amount but only to the amount disputed in good faith);

ii.	the Tenant abandons the relevant Individual Leased Object or uses the Individual Leased Object, without the prior written consent of the Landlord, for purposes other than those included in the Purpose of the Lease;

iii.	the Tenant is in breach of its obligation to operate the Individual Leased Object pursuant to Section 2.6;

iv.	the Tenant is unable to use the relevant Individual Leased Object for the Purpose of the Lease due to non-fulfillment of any regulatory requirements relating to that Individual Leased Object, unless the Tenant is diligently pursuing a solution;

v.	insolvency proceedings have been opened in respect of the Tenant or the opening of insolvency proceedings on the Tenant has been rejected for insufficiency of assets;

vi.	the Tenant is in material breach of any of its material obligations under this Lease Agreement relating to the relevant Individual Leased Object (other than those obligations under Section 2.4 for which Section 4.2 vii. shall apply) and the Landlord has notified the Tenant of the breach and of its intention to terminate in a written notice providing for at least thirty (30) business days (as from receipt by the Tenant) to cure the breach of the Tenant, unless, with respect to breaches that cannot be cured with the payment of money, such breach is cured within a period of ninety (90) days after aforementioned notification by the Landlord, or, if such breach is not susceptible to remedy within ninety (90) days, such longer period as may be required (not to exceed hundred-and-twenty (120) days) with the exercise of reasonable diligence provided that the Tenant is in fact pursuing such cure with such diligence; or

vii.	the Tenant is in material breach of its obligations under Section 2.4, provided that (i) such breach will reasonably be expected to lead to a breach of Sections 4.4 through 4.6, and (ii) the notification and curing mechanism as set forth in Section 4.2 vi. (which shall apply mutatis mutandis) has been complied with.

4.3	The Landlord may terminate this Lease Agreement in its entirety for cause (aus wichtigem Grund) pursuant to Section 4.1 if:

i.	the Tenant has been in arrears with all or parts of a monthly Rent for two (2) consecutive months provided that the Landlord has given written notice to the Tenant thereof and of its intention to terminate this Lease Agreement and the relevant payment obligation is not fulfilled within three (3) business days of receipt of such notice by the Tenant and unless the relevant payment obligation relates to a rent adjustment pursuant to Section 7 the calculation of which is disputed in good faith by the Tenant; or

ii.	the Tenant is in un-remedied and un-waived breach of its obligations which entitle the Landlord to terminate the Lease Agreement with respect to 4 Leased Objects or with respect to such number of Individual Leased Objects which at least represent 20 % of the Rent. The parties clarify that this is also the case if the Lease Agreement has already been terminated under this Section 4 with respect to Individual Leased Objects and the threshold in the preceding sentence is met if these Individual Leased Objects are taken into account. The Landlords agree that the above threshold shall be increased accordingly if additional properties become part of this Agreement.

4.4	The Tenant undertakes

i.	to maintain, on each financial quarter year end a consolidated EBITDAR to EDITDAR Rent (the terms EBITDAR and EBITDAR Rent shall have the meaning assigned to these terms in ANNEX 4.4 i. to this Lease Agreement) cover ratio of at least 1.25:1, calculated by reference to the last 12 months ending on such financial quarter year end and to certify compliance with such requirement on a quarterly basis in a compliance certificate to be submitted to the Landlord not more than forty-five (45) days following the relevant financial quarter year end. In case an Individual Leased Object is destroyed or damaged by an insured risk, the Tenant shall be entitled to apply any insurance monies received or receivable for the relevant period in respect of business interruption or loss of rent towards earnings for calculating EBITDAR (which shall not be considered Exceptional Items in the meaning of the definition of EBIT as contained in ANNEX 4.4 i. to this Lease Agreement). For the time through 30 September 2015 the cover ratio provided for in the first sentence of this Section 4.4. i shall be reduced to 1.15:1;

ii.	to refrain from paying out any dividend or any management fee to Affiliates of Tenant if and as long as the Tenant is in default with Section 4.2 i. and/or Section 4.3 i. and/or its obligation to comply with Section 4.4 i. The Parties clarify that this does not restrict Tenant’s right to make distributions to Affiliates of the Tenant if such distributions are made to enable any Affiliate to satisfy its payment obligations under the LBO Facility; and

iii.	to provide the Landlord with such information relating to the calculation of EDITDAR and/or the compliance certificate to be submitted to the Landlord as the Landlord may reasonably request in connection with its review of EDITDAR and/or the compliance certificate as aforesaid, including (if the Landlord so requires) certification by an independent accountant appointed for such purposes by the Landlord and at the sole cost of the Landlord. Section 7.3 shall remain unaffected.

4.5	If the consolidated EBITDAR to EDITDAR Rent cover ratio of the Tenant or the Group (as defined in ANNEX 4.4 i. to which it applies, from time to time) set out in Section 4.4 i. and evidenced in the relevant compliance certificates falls below 1.25:1 for two (2) consecutive quarters, the Landlord has the right to request in writing that the Tenant provides, within twenty (20) calendar days from the Tenant’s receipt of such request, a first demand bank surety (Bankbürgschaft auf erstes Anfordern) on customary terms issued by a reputable and licensed German or European bank, savings bank or co-operative bank in an amount of two (2) quarters’ Rent payable at the time of the notice received. If the Tenant does not provide such bank guarantee in due time, the Landlord shall have the right to terminate this Lease Agreement in its entirety.

4.6	If the consolidated EBITDAR to EDITDAR Rent cover ratio set out in Section 4.4 i. and evidenced in the relevant compliance certificates falls below 1.0:1 for two (2) consecutive quarters or for two (2) quarters in any period of four (4) consecutive quarters, the Landlord has the right to terminate this Lease Agreement in its entirety, provided that the Landlord

i.	shall have notified the Tenant of its intention to terminate the Lease Agreement in its entirety based on breach of this Section 4.6; and

ii.	shall have granted the Tenant a grace period of thirty (30) calendar days from such notice to allow for a cure in accordance with this Section 4.6 without such cure having occurred during that grace period.

If the Tenant receives new equity (whether in the form of an increase of the partnership contributions (Einlagen) or as a contribution into the capital reserves (Kapitalrücklage)) or shareholder loans which are contractually subordinated to the claims of the Landlord (collectively, “Additional Equity”) within thirty (30) calendar days after the relevant written notice in accordance with this Section 4.6 have been served by the Landlord (the aggregate amount of the Additional Equity, the “Cure Amount”), then the consolidated EBITDAR to EBITDAR Rent cover ratio shall be recalculated for the financial quarter year end at which the EBITDAR to EDITDAR Rent cover ratio was missed (and for the subsequent three financial quarter year ends) giving effect to a pro forma increase of EBITDAR by an amount equal to the Cure Amount.

4.7	In order to prevent the consolidated EBITDAR to EBITDAR Rent cover ratio set out in Section 4.6 to be missed at a financial quarter year end, the Tenant may also receive Additional Equity prior to such financial quarter year end, in which case the consolidated EBITDAR to EBITDAR Rent cover ratio shall be calculated for that financial quarter year end (and for the subsequent three financial quarter year ends) giving effect to a pro forma increase of EBITDAR by an amount equal to the Cure Amount.

4.8	Cure Amounts under Sections 4.6 may not be provided more often than ten times during the term of the Lease Agreement.

4.9	For the avoidance of any doubt, Cure Amounts may not be provided in lieu of or in addition to providing a first demand bank guarantee where required pursuant to Section 4.5.

4.10	If the consolidated EBITDAR to EDITDAR Rent cover ratio equals to or exceeds 1.25:1 for two consecutive quarters, the Tenant may require the Landlord to release and return any first demand bank guarantee provided by the Tenant previously pursuant to Section 4.5.

4.11

In case of a termination under Sections 4.2, 4.3, 4.5 and 4.6, the Tenant shall have the right (but not the duty) to re-acquire the Leased Property (in case of a termination of the entire Lease Agreement) or the relevant Individual Leased Object (in case of termination of the Lease Agreement with respect to such Individual Leased Object). If the Tenant exercises its right to re-acquire, the Parties shall enter into a property sale and purchase agreement within forty-five (45) days of termination as aforesaid which will not contain any representations or warranties and by which the Leased Property, or the relevant Individual Leased Object, as the case may be, is sold for a purchase price in cash which is the greater of (i) the relevant purchase price under the Property Purchase Agreement paid by the Landlord for the Leased Property or the relevant Individual Leased Object, as the case may be or (ii) the fair market value of the Leased Property, or the relevant Individual Leased Object, as the case may be.

4.12	In case of a termination right under Section 4.2 which relates to the Individual Leased Object no. 24 MEDIAN Hohenfeld Kliniken für Psychosomatik und Orthopädie and/or no. 37 MEDIAN Gesundheitspark Bad Gottleuba, prior to exercising such termination right the Parties will negotiate in good faith, taking into account the interests of the relevant Parties concerned, to which extent the termination can reasonably be limited to those parts of the Individual Leased Object to which the non-compliance justifying the termination relates to the degree those parts can functionally be considered to be or to become a separate clinic. In that context, the Parties will give due regard to the technical and/or commercial severability of such parts of the Individual Leased Object.

4.13	Any notice of termination shall be invalid unless effected in writing.

5.	RENT

5.1	The monthly rent for the Leased Property (the “Rent”) is the aggregate amount of all monthly rents for the Individual Leased Objects (the “Individual Rents”). The Individual Rents are set out in ANNEX 1.1 and ANNEX RB to this Lease Agreement.

5.2	The Rent shall be payable in advance on a monthly basis, no later than on the third (3rd) business day of each month (the “Due Date”), to an account to be specified by the Landlord. If the Tenant is in default with the payment of the Rent for at least five business days, the Tenant shall owe default interest at a rate of 500 basis points above the legal base interest rate (as defined in Section 247 of the Civil Code). The Landlord will issue invoices which comply with all requirements as set forth in sec. 14 and 14a German VAT Act. This Lease Agreement shall not be considered an invoice.

5.3	Intentionally left blank

5.4	Any payment referred to in this Lease Agreement shall be made in the lawful currency of the Federal Republic of Germany from time to time. If applicable, amounts payable under this Lease Agreement shall be converted at the official exchange rate published by the German authorities.

5.5	Subject to Section 5.6 below, the right of the Tenant to reduce or withhold the rent for any reason, including a reduction pursuant to Section 536 of the Civil Code or non-payment pursuant to Section 326 of the Civil Code, is excluded unless such claim is uncontested (unbestritten) or has become res judicata (rechtskräftig). The sole remedy of the Tenant for any breach of the obligations of the Landlord under this Lease Agreement – which requires a willful or gross negligent conduct of the Landlord - shall be a claim for monetary damages. For the avoidance of doubt, the Landlord shall be under no obligation to ensure that the Purpose of the Lease is not impaired due to any circumstances beyond its control (e.g., access is restricted as a result of traffic detours, blocked streets or construction sites). However, the Landlord shall assist the Tenant to the degree necessary to exercise any owner’s rights accruing as a result of any such impairments at Tenant’s sole cost and expense. The Tenant shall be entitled to any and all damages collected as a result of such impairments.

5.6	Only in the event of a destruction of an Individual Leased Object by gross negligence or willful misconduct of the Landlord which makes all or part of the Individual Leased Object unusable for the Purpose of the Lease, the Tenant shall be released from its obligation to pay rent for such Individual Leased Object or parts thereof for the period that it is unusable for the Purpose of the Lease (the “Release”). If, in this case, the Individual Leased Object or a significant part thereof is still unusable thirty-six (36) months after the destruction, either Party may terminate this Lease Agreement with respect to the Individual Leased Object; provided, however, that the thirty-six (36) months period shall be extended by another six (6) months if in the reasonable opinion of the Landlord and the Tenant, or, in case of disagreement, of a publicly appointed and certified expert who shall upon application of either Party be designated by the president (chairperson) or a deputy of the Chamber of Industry and Commerce in the district in which the Individual Leased Object is located, at the end of the thirty-six (36) months period the reconstruction has substantially commenced and is likely to make the Individual Leased Object usable within the next six (6) months. The expert shall render its opinion within two (2) weeks after its appointment. The decision by the expert shall be final and binding for both Parties and any resort to a court of law is hereby excluded. The expert shall also allocate the costs of his services among the Parties by analogous application of Sections 91 et seq. of the German Code of Civil Procedure (ZPO).

In case that the destruction has been caused by willful misconduct or negligence of the Landlord, the right to cease payment of rent and the right to terminate in accordance with this Section 5.6 shall be the exclusive remedy of the Tenant for any destruction of all or parts of an Individual Leased Object. Any other claims, including claims for damage, are expressly excluded. For the avoidance of doubt, also in case of destruction not caused by willful misconduct or negligence of the Landlord the obligation of the Tenant to pay rent is not affected by the destruction. The obligations set forth in Section 17 remain unaffected by a termination of this Lease Agreement pursuant to this Section 5.6.

6.	ANCILLARY COSTS

6.1	In addition to the Rent, the Tenant shall bear the following ancillary costs in relation to each of the Individual Leased Objects (collectively, the “Ancillary Costs”):

i.	all operating costs listed in Section 2 of the German Regulation on Operating Costs (Betriebskostenverordnung) as amended from time to time; as well as

ii.	all other present or future operating costs outside the scope of the German Regulation on Operating Costs and other incidental costs of the Individual Leased Objects,

including, but not limited to:

a.	all costs of cleaning exterior windows and the building façade, including the costs of cleaning outside shutters, blinds, and other sun and weather protection equipment (to the extent installed);

b.	all operating, supply, repair and maintenance costs of the façade lift, garage doors and technical access restrictions, ventilation systems, air conditioning system, and the costs of all other technical systems and installations of the building, property or underground garage, if any, not mentioned above or in Section 2 of the German Regulation on Operating Costs, such as fire safety equipment, emergency power system, emergency lighting, doorbell and intercom system, grease collection system, lifting system, dimmer system, malfunction reporting system and other systems;

c.	all costs of snow and ice removal, and all costs of strewing salt or gravel;

d.	all costs of cleaning the property and building, as well as the costs of cleaning, operating and lighting all common areas, parking spaces, underground garages, including all equipment and supplies required therefore;

e.	all costs of cleaning and maintaining all exterior areas, including all supplies and equipment required therefor, as well as all costs of replacing or supplementing plants, and the costs of cleaning rain gutters;

f.	all costs of custodians or custodian services, and all costs of any other personnel and equipment necessary for operating and providing security services for the building and property;

g.	all costs to maintain right of ways (Wegerechte) and to comply with easements entered in the land register or public easements (Baulasten) relating to the Individual Leased Object (including those used by the Tenant and to be established under the Provisions of the Property Purchase Agreements, respectively the Framework Agreement,), costs under neighbour agreements, costs for shared facilities, costs to comply with the obligations assumed under the Former Property Purchase Agreements, costs resulting from non-compliance by Tenant and his affiliates with such obligations (in particular penalties, fines, remedies or the like) and similar costs;

h.	relating to Individual Leased Objects no. 35 MEDIAN Klinik Grünheide, no. 38 MEDIAN Klinik Berlin-Kladow and no. 37 MEDIAN Gesundheitspark Bad Gottleuba all rental payments under the HBR-Agreement including the annual interest payment under the HBR-Agreement for MEDIAN Gesundheitspark Bad Gottleuba;

i.	all costs to comply with the obligations and acts secured by the land charges listed in ANNEX 19.1 and all costs, penalties, fines and repayments claims resulting from Tenant or his Affiliates not complying or not having complied in the past with such obligations and acts; and

j.	all fees, taxes and other public charges (öffentliche Abgaben), that are incurred in respect of the Individual Leased Objects or will be newly imposed or introduced for the Individual Leased Objects in the future. The Tenant shall also bear public charges relating to redevelopment areas (Sanierungsgebiete, Stadterneuerungsgebiete, Stadtumbaugebiete, Umlegungsgebiete). If however such charges result from measures which result in a major improvement and a major long term increase of the value of the Individual Leased Object the Parties shall agree in good faith on a diverging allocation of such charges in light of the benefits resulting from the relevant measures for the Landlord.

6.2	To the extent possible, the Tenant shall enter into all necessary contracts with the relevant (public utility) companies and shall settle the corresponding Ancillary Costs with the respective service providers directly in its own name. The Tenant shall inform the Landlord in due time when the contract entered into between the Tenant and the relevant (public utility) company ends and the Landlord needs to enter into the contract required for the operation of the relevant Individual Leased Object.

6.3	In the event that direct settlement pursuant to Section 6.2 is not possible, the Parties agree on the following: The Tenant is obliged to make adequate monthly advance payments on the Ancillary Costs. The Landlord is obliged to prepare in each calendar year a statement of Ancillary Costs (the “Ancillary Costs Statement”) actually incurred in the previous year and to deliver to the Tenant a detailed calculation, together with supporting invoices and all other relevant documentation necessary to verify the calculation, within nine (9) months following expiry of the accounting period. If the Ancillary Costs Statement shows deviations between the monthly advance payments made by the Tenant and the Ancillary Costs paid by the Landlord, the Landlord may reasonably adjust the monthly advance payments by way of a written adjustment notification to the Tenant (the “Ancillary Costs Adjustment Notification”) and the Tenant may request such adjustment and the corresponding Ancillary Costs Adjustment Notification from the Landlord. In such case, the adjusted advance payments shall be payable as of the month following the receipt of the Ancillary Costs Adjustment Notification. Also with respect to such payments the Landlord will issue invoices which comply with all requirements as set forth in sec. 14 and 14a German VAT Act.

6.4	Certain Subtenants are operating and will continue to operate on the respective Individual Leased Object heat and/or power plants or combined heat and power plants (Kraft-Wärme-Kopplungsanlagen). The respective agreements on the operations of such facilities will not be affected by this Agreement. The Landlord shall not impede the respective Subtenant’s access to such facility in order to enable proper operations of such facilities. All costs relating to such facilities as well as all costs resulting from an early termination of agreements relating to such facilities shall continue to be borne by the respective party to such agreements. The Tenant shall ensure that they are not borne by the Landlord.

7.	RENT ADJUSTMENT; FINANCIAL REPORTING

7.1	As of 1 January 2016 and, thereafter, at the end of each calendar year (the term from the beginning until the end of such calendar year, the “Lease Review Period”), each of the Individual Rents shall automatically be increased for the future by the higher of 1.0% of the rent or 70% of the percentage by which the consumer price index (Verbraucherpreisindex) for Germany determined by the Federal Statistical Office (Statistisches Bundesamt) (the “CPI”) has changed compared to its level at the beginning of the relevant Lease Review Period (the “Yearly Rent Adjustment”).

The first Lease Review Period shall run as of the end of the month in which the lease for a respective Individual Leased Object commenced under this Agreement until 31 December 2015. For such period the increase shall be calculated on a pro rata temporis basis, respectively the CPI development in such period (e.g. if the lease commences in June, the increase shall be the higher of 0.5*1% or 70% of the percentage by which the CPI increased between 1. July 2015 and 31. December 2015).

ANNEX 7.1 to this Lease Agreement contains samples showing how the Yearly Rent Adjustment is to be calculated.

7.1.1	The Parties assume that the price clause agreed in Section 7.1 is permissible within the meaning of the provisions of the German Price Clause Act (Preisklauselgesetz – “PrKG”) since an exemption from the prohibition of price clauses pursuant to Section 1 PrKG is applicable. In the event that this is not the case, the Parties shall be obliged to replace the clause by a provision which comes as close as economically possible to the clause agreed.

7.1.2	In the event that the CPI is not determined or published (any longer) by the Federal Statistical Office or it is legally impossible for any other reason to link the Individual Rents to the index, the Parties shall be obliged to replace the clause by a provision which comes as economically close as possible to the clause agreed.

7.2	The Tenant shall be obliged to provide the Landlord with the following financial statements in accordance with Luxembourg GAAP (or IFRS) or, if consolidation only occurs at the level of parent companies of the Tenant, in particular, the Parent, the Primary Subtenants and the Subtenants, of such other country specific GAAP of the relevant parent company and the related consolidating schedules regarding each Individual Leased Object (or, where an Individual Leased Object is operated by more than one Primary Subtenant and/or Subtenant, the consolidating schedules relating to these Primary Subtenants and Subtenants, respectively):

i.	within forty-five (45) calendar days from the end of the first three financial quarters of each financial year, internal consolidated management accounts (balance sheet, income statement and statement of cash flow) for that financial quarter of the Tenant (or, if consolidation only occurs on the level of one of the Tenant’s parent companies, of the relevant parent company);

ii.	within one hundred and twenty (120) calendar days from the end of each financial year, the audited consolidated financial statements (balance sheet, income statement and statement of cashflow) for that financial year of the Tenant (or, if consolidation only occurs on the level of one of the Tenant’s parent companies, of the relevant parent company); and

iii.	within fifteen (15) calendar days from the start of each of its financial years, the Tenant’s annual budget for that financial year (including estimated amounts for capital expenditures).

The Tenant shall, together with each of the financial statements set out above, provide the Landlord with a calculation of the EBITDAR for each of the Individual Leased Objects (or, where an Individual Leased Objects is operated by more than one Primary Subtenant and or Subtenant, the consolidating schedules relating to these Primary Subtenants and/or Subtenants, respectively). In case of (ii) above, the EBITDAR calculation shall be certified by an independent auditor (rèviseur d’enterprise agree) appointed by the Tenant (or if consolidation only occurs on the level of one of the Tenant’s parent companies, in particular, the Parent, of the relevant company’s auditor).

If the current reporting system is not meeting the standards provided for in this Section 7.2 the Tenant may use the current reporting system for the financial statements relating to 2015 but shall be obliged to provide financial statement or budgets which relate to the time from 1 January 2016 in the form provided for in this Section 7.2.

8.	INSURANCES

8.1	The Tenant shall procure insurances for the Leased Property throughout the term of this Lease Agreement as set out in ANNEX 8.1 to this Lease Agreement (collectively, the

“Insurance Coverage”). Provided that the insurance coverage at Commencement of the Lease for a the respective Individual Leased Property is in line with what is usual and common for such kind of properties, and notwithstanding the obligation to maintain this coverage until the provisions of this Section 8 apply, the obligations under this Section 8 commence three months from Commencement of the respective Individual Leased Property concerned. The Tenant shall further show proof, without undue delay after transfer of possession as defined in the Property Purchase Agreement with respect to an Individual Leased Object, that such Insurance Coverage has been procured for such Individual Leased Object, that the Landlord will be included as co-insured (Mitversicherungsnehmer) in those insurance policies which are part of the Insurance Coverage and that the respective insurance company will inform the Landlord if the Tenant is in breach with any obligations with its obligations under the insurance contracts and that the respective insurance company will not terminate the contract or deny coverage prior to an expiry of a period of one month from the Landlord being notified. In case of notification the Landlord shall, in particular, (i) have the right to pay amounts due on behalf of the Tenant and to be reimbursed by the Tenant and (ii) have the right to procure the Insurance Coverage and to be reimbursed by the Tenant.

8.2	At the Landlord’s request, the Tenant shall provide the Landlord with information of the type, scope, taking out, and existence of the Insurance Coverage as well as of payment of the insurance premiums. The Tenant shall immediately report to the Landlord insured events having a value of more than EUR 500,000.

8.3	The Tenant is entitled to take out further insurance policies for the Leased Property at its own costs and for its own benefit to cover further risks other than those listed in ANNEX 8.1.

9.	TENANT’S EASEMENTS, SUBTENANTS’ EASEMENTS

9.1	The Tenant has a vital interest in securing its right of use regarding the Leased Property. As a consequence, the Parties agree that the right of use of the Tenants shall be granted as tenant easement by way of a restricted personal easement (beschränkte persönliche Dienstbarkeiten) (each a “Tenant Easement”). The Landlord is obliged to cause, and maintain for the entire Lease Term, the registration of the Tenant Easement

i.	ranking ahead of any registration in division III of the land register other than the registrations in division III listed in ANNEX 19.1 in favour of public entities already existing at the time the Leased Property is acquired to which the Tenant Easement shall rank junior.

- as well as

ii.	in division II ranking junior only to the encumbrances which are to be assumed by the Landlord under the Property Purchase Agreement or agreed to be assumed in the Property Purchase Agreement and the Subtenant Easements pursuant to Section 9.2 relating to the respective Leased Object, as further set forth in ANNEX D to the Framework Deed which Tenant Easement shall be applied for at the same date as concluding the Framework Deed.

The maximum amount of compensation for Tenant Easement pursuant to Section 882 of the Civil Code shall be in each case EUR 10,000. The Tenant Easement may only be entered in the land register with such maximum amount.

9.2	The Subtenants have a vital interest in securing its rights of use regarding the Individual Leased Object in case of entering into a direct lease pursuant to Section 11.8 or a New Direct Lease pursuant to Section 11.2. As a consequence, each of the Landlords and the respective Subtenants agree that the right of use of the respective Subtenant in the Individual Leased Object in such case shall be granted as a tenant easement by way of a restricted personal easement (beschränkt persönliche Dienstbarkeit) as set forth in ANNEX D to the Framework Deed (each “Subtenant Easement”). Each of the Landlords is obliged to cause and maintain for the entire Lease Term and throughout the entire term of the direct lease pursuant to Section 11.8 or a New Direct Lease pursuant to Section 11.2, the registration of the respective Subtenant Easement

i.	ranking ahead of any registration in division III of the land register other than the registrations in division III listed in ANNEX 19.1 in favour of public entities already existing at the time the Individual Leased Object is acquired to which the Subtenant Easement shall rank junior as well as

ii.	in division II ranking junior only to the encumbrances which are to be assumed by the Landlord under the Property Purchase Agreement but ranking ahead of the Tenant Easement referred to under Section 9.1.

The respective Subtenant shall only be entitled to make use of the Subtenant Easement securing its use right once a written request pursuant to Section 11.8 has been made or a New Direct Lease pursuant to Section 11.2 has entered into force.

The maximum amount of compensation for Subtenant Easement pursuant to Section 882 of the Civil Code shall be in each case EUR 10,000. The Subtenant Easement may only be entered in the land register with such maximum amount.

The Subtenant Easement shall be applied for at the same date as the Tenant Easement when concluding the Framework Deed.

9.3	The costs of creating and cancelling the Tenant Easement shall be borne by the Tenant, the costs of creating and cancelling the respective Subtenant Easement shall be borne by the Subtenant which is beneficiary of such Subtenant Easement. The cancellation approvals contained in ANNEX F to the Framework Deed shall be applied for at the same date as concluding the Framework Deed but shall be put in escrow with the acting notary under the escrow instruction also contained in ANNEX F to the Framework Deed.

10.	SUBLEASE

10.1	Any lease agreements between the Tenant and any occupants, including the Primary Subtenants and the Subtenants, of the Individual Leased Objects which would transfer to the Landlord pursuant to Section 566 and Section 578 of the Civil Code upon consummation of the Property Purchase Agreement in respect of the relevant Individual Leased Objects, shall be converted into sublease agreements or, as the case may be, sub-sublease agreements between the Tenant and the relevant Primary Subtenant, respectively, and the relevant occupants, including the Subtenants.

10.2	The Tenant shall be and shall remain entitled to (i) sublease the Individual Leased Objects in whole or in part to the relevant Primary Subtenant and the relevant Primary Subtenant shall be entitled to sublease the Individual Leased Objects in whole or in part to the relevant Subtenants or other Affiliates (as defined in the Recitals (E)) of the Tenant and (ii) change such subleases to the Primary Subtenants or consent to changes of the sub-subleases with the Subtenants.

10.3	The Tenant, the relevant Primary Subtenant and the relevant Subtenant shall be and shall remain entitled to sublease parts of the individually leased objects to medical doctors using the facilities for medical purposes and, furthermore, to sublease unsubstantial parts of the Individual Leased Objects to other third parties provided that the sublease is within the limitations of the Purpose of the Lease (e.g., cafeteria, kiosks, hairdresser) and does not tie the amount of the rent payable under such sublease to the profit (Gewinn) of the third party. Otherwise, the sublease of the Individual Leased Objects as well as allowing Primary Subtenants and/or Subtenants to sublease is subject to the Landlord’s prior written approval which the Landlord shall not unreasonably withhold. The Landlord agrees and consents that the Subtenant MEDIAN Hohenfeld Klinik für Orthopädie GmbH & Co. KG may sublet the individual Lease Object no. 24 or parts thereof to MEDIAN Hohenfeld Klinik für Psychosomatik GmbH & Co. KG. The Tenant shall notify the Landlord up to two times per calendar year upon written request about (i) the size of any subleased or sub-subleased space, (ii) the rental income from any (sub)subleases and (iii) the identity of the Primary Subtenants and any (sub)subtenants.

10.4	Section 540 para. 1, 2nd sentence of the Civil Code shall not apply.

11.	LEASE TRANSFER

11.1

The Tenant confirms, that upon signing of this Lease Agreement, the relevant Subtenants and Primary Subtenants are Affiliates of the Tenant. The Tenant shall have – subject to the provisions of this Section 11 – the right to transfer or let transfer shares or voting rights (i) in a Subtenant (or, where an Individual Leased Object is operated by more than one Subtenant, in those Subtenants) or (ii) in a Primary Subtenant to a third party not being an Affiliate of the Tenant resulting in a situation that such Subtenant (or, where an Individual Leased Object is operated by more than one Subtenant, that such Subtenants) or such Primary Subtenant respectively is not an Affiliate of the Tenant anymore (and therefore the Tenant or its respective direct or indirect majority shareholder does not hold – directly or indirectly - more than 50 % of the shares and voting rights in the Primary Subtenant or Subtenant (or, where an Individual Leased Object is operated by more than one Subtenant, in those Subtenants) anymore ((i) and (ii) being a “Transfer of Shares in Subtenant”), if the Tenant informs the Landlord in writing not less than sixty (60) calendar days prior to the effective date of such Transfer of Shares in Subtenant at the latest. The Parties clarify that several transfers of shares or voting rights in the same Subtenant or Primary Subtenant amounting to more than 50% in aggregate are to be considered one Transfer of Shares in Subtenant in the meaning of this Section 11.1. For the avoidance of any doubt, transfers of shares or voting rights in a Subtenant or Primary Subtenant to an Affiliate of the Tenant shall be permitted without limitation and not constitute a Transfer of Shares in Subtenant.

11.2	A Transfer of Shares in Subtenant which is conducted in line with Section 11.1 shall have the effect that

i.	with respect to the Individual Leased Object sublet to the relevant Subtenant (or Subtenants, as the case may be), this lease continues as a direct lease (or direct leases, as the case may be) between the Landlord and the relevant Subtenant or Subtenants – as the case may be – (each a “New Direct Lease”) upon the terms and conditions of this Lease Agreement in effect at that point in time (the “Lease Conversion”) provided that the rent and ancillary costs payable under the New Direct Lease shall be the Individual Rent and the Ancillary Costs relating to the relevant Individual Leased Object payable at that point in time only, and the Tenant and the relevant Primary Subtenant will not be a party to the New Direct Lease; for the avoidance of any doubt, the rent adjustment mechanism set out in Section 7 shall also apply in the New Direct Lease,

ii.	the Individual Leased Object subject to the New Direct Lease(s) shall no longer be subject to the rights and obligations under this Lease Agreement as between the Landlord and the Tenant, in particular, the Tenant shall no longer be obliged to pay the Individual Rent and Ancillary Costs to the Landlord for the Individual Leased Object subject to the New Direct Lease(s), and

iii.	the Individual Leased Object subject to the New Direct Lease(s) shall no longer be subject to the rights and obligations under the primary sublease agreement as between the Tenant and the relevant Primary Subtenant, and

iv.	the sub-sublease between the relevant Primary Subtenant and the Subtenant (or Subtenants, as the case may be) regarding the relevant Individual Leased Object shall terminate,

unless the Landlord has objected to the Lease Conversion in writing within twenty-five (25) business days upon the information received by the Tenant based on the allegation that the credit standing of the Subtenant and (but only if a guarantee, letter of comfort or a similar type of security (including a domination and profit and loss pooling agreement) has been granted) the third party, or the credit standing of the Tenant after the Lease

Conversion is materially worse than the credit standing of the Tenant at the time of the objection (the “Credit Standing Objection”). In case of a Credit Standing Objection, one of the audit firms KPMG, Deloitte, Ernst & Young or PricewaterhouseCoopers who shall upon application of either Party be selected and appointed by the President of the Chamber of Industry and Commerce in the district in which the Individual Leased Object is located (the “Expert”), shall decide on whether the Credit Standing Objection is justified and, accordingly, whether the Lease Conversion shall take effect. The Expert shall render its decision within four (4) weeks after its appointment. The decision by the Expert shall be final and binding for both Parties and the relevant Primary Subtenant and the relevant Subtenant and any resort to a court of law is hereby excluded. The Expert shall also allocate the costs of his services among the Parties by analogous application of Sections 91 et seq. of the German Code of Civil Procedure (ZPO).

For the avoidance of doubt the above shall also apply if a Transfer of Shares in Subtenant is effected indirectly by means of a transfer of shares in a Primary Subtenant.

The Parties and the Subtenants clarify that the rights under this Section 11.2 shall only be exercised by all Subtenants of one Individual Leased Object jointly or against all Subtenants of one Individual Leased Object and, in this case, the New Direct Lease with all such Subtenants as jointly liable tenants.

11.3	The Landlord may transfer Individual Leased Objects to any third party, subject to the following provisions:

11.3.1	If the Landlord transfers an Individual Leased Object to any third party, the third party automatically takes over the rights and obligations of the Landlord that arise under this Lease Agreement with respect to the relevant Individual Leased Object pursuant to mandatory statutory law (Section 566 and Section 578 of the Civil Code) and the Individual Leased Object will no longer be subject to the rights and obligations under this Lease Agreement as between the Landlord and the Tenant, but subject to a new lease (the “New Lease”) between the third party as new landlord and the Tenant upon the terms and conditions of this Lease Agreement in effect at that point in time, provided that the rent and ancillary costs payable under the New Lease shall be the Individual Rent and the Ancillary Costs relating to the relevant Individual Leased Object payable at that point in time only. The Landlord shall inform the Tenant of such transfer in writing.

11.3.2	As a principle, the Landlord may only transfer Individual Leased Objects as a whole. However, with respect to any of the Individual Leased Object no. 24 MEDIAN Hohenfeld

Kliniken für Psychosomatik und Orthopädie and no. 37 MEDIAN Gesundheitspark Bad Gottleuba the Landlord shall have the right, taking into account the interests of the Tenant and relevant Subtenants concerned, to separate and transfer parts of those Individual Leased Objects which can functionally be considered to be or to become a separate clinic. In that context, the Landlord will give due regard to the technical and/or commercial severability of such parts of the Individual Leased Objects and the Tenant shall, and shall procure that the relevant Primary Subtenant and the relevant Subtenants will, cooperate with the Landlord. The Landlord shall indemnify the Tenant from any losses, liabilities, expenses, and costs incurred in connection with such separation. In case of a transfer of such separated parts of one of these Individual Leased Objects the allocation of rents shall be agreed upon by the Parties in good faith in an amendment to this agreement.

11.4	The Tenant shall be entitled to assign and transfer rights and obligations under this Lease Agreement by way of an assumption of contract (Vertragsübernahme) with respect to one or more Individual Leased Objects (a “Lease Assumption”) so long as it informs the Landlord in writing not less than sixty (60) calendar days prior to the effective date of such Lease Assumption at the latest, unless the Landlord has raised a Credit Standing Objection as defined in Section 11.2 and in which case the time period and process set out in Section 11.2 relating to a Credit Standing Objection applies to this Section 11.4 mutatis mutandis.

However, no such Credit Standing Objection shall be permitted in case of a Lease Assumption in whole or with respect to one or more Individual Leased Objects by an Affiliate of the Tenant and the Tenant irrevocably and unconditionally guarantees (garantieren) by way of an independent performance obligation (selbstständiges Erfüllungsversprechen) to the Landlord the performance of the obligations relating to the Individual Leased Objects to which the transfer of rights and obligations relates owed by the Tenant to the Landlord under this Lease Agreement.

11.5	Any Transfer of Shares in Subtenant and any Lease Assumption shall be permissible without the consent of the Landlord only if, following such Transfer of Shares in Subtenant and/or Lease Assumption the number of Individual Leased Objects which remains subject to this Lease Agreement (adding, for that purpose, the number of Individual Leased Objects which are subject to New Leases pursuant to Section 11.3) is not smaller than the number of Individual Leased Objects which were transferred to the Landlord pursuant to the terms of the Property Purchase Agreements, or which became subject to this Lease Agreement following the closing pursuant to Section 3 of the Share Purchase Agreement minus four (4).

For as long as amounts under the LBO Facility or under the first refinancing of the LBO Facility directly following the LBO Facility remain outstanding the following shall apply:

In the event that the lenders under the finance documents of the LBO Facility or (as the case may be) the first refinancing of the LBO Facility directly following the LBO Facility (or the security agent on their behalf) have enforced the share pledge and undertaken the sale of part or all of the Tenant and/or its Affiliates, the Transfer of Shares in Subtenant and/or Lease Assumption shall be permissible without the consent of the Landlord provided the number of Individual Leased Objects which remain subject to this Lease Agreement (adding for that purpose the number of Individual Leased Objects which are subject to the New Leases pursuant to Section 11.3) is

i.	not smaller than the number of Individual Leased Objects which were transferred to the Landlord pursuant to the terms of the Property Purchase Agreements or which became subject to this Lease Agreement following the closing pursuant to Section 3 of the Share Purchase Agreement minus eight (8), provided transfer of possession in the meaning of Section 7 of the Property Purchase Agreement and closing pursuant to Section 3 of the Share Purchase Agreement listed in ANNEX 0.0 to the Framework Deed have taken place regarding properties representing more than 60% of the total purchase price (including the agreed property value for property no. 13) of all properties as listed in ANNEX 0.0 to the Framework Deed,

ii.	not smaller than the number of Individual Leased Objects which were transferred to the Landlord pursuant to the terms of the Property Purchase Agreements or which became subject to this Lease Agreement following the closing pursuant to Section 3 of the Share Purchase Agreement minus six (6), provided transfer of possession in the meaning of Section 7 of the Property Purchase Agreement and closing pursuant to Section 3 of the Share Purchase Agreement listed in ANNEX 0.0 to the Framework Deed have taken place regarding properties representing more than 40%, but not more than 60% of the total purchase price (including the agreed property value for property no. 13) of all properties as listed in ANNEX 0.0 to the Framework Deed and

iii.	not smaller than the number of Individual Leased Objects which were transferred to the Landlord pursuant to the terms of the Property Purchase Agreements or which became subject to this Lease Agreement following the closing pursuant to Section 3 of the Share Purchase Agreement minus four (4), provided transfer of possession in the meaning of Section 7 of the Property Purchase Agreement and closing pursuant to Section 3 of the Share Purchase Agreement listed in ANNEX 0.0 to the Framework Deed have taken place regarding properties representing more than 20% but not more than 40% of the total purchase price (including the agreed property value for property no. 13) of all properties as listed in ANNEX 0.0 to the Framework Deed.

For the avoidance of doubt the above shall also apply if a Transfer of Shares in Subtenant is effected indirectly by means of a transfer of shares in a Primary Subtenant.

For the avoidance of doubt, a Lease Assumption of this Lease Agreement in whole in accordance with Section 11.4 second paragraph shall not be subject to the conditions contained in this Section 11.5.

11.6	Any Lease Conversion and any Lease Assumption as well as any reduction of the Leased Property under Section 11.3 shall only take effect with (i) the execution of the New Direct Lease and a respective amendment to this Lease Agreement in case of a Lease Conversion or a Lease Assumption and (ii) the execution of the New Lease and a respective amendment to this Lease Agreement in case of a transfer by the Landlord, in each case in compliance with the special written form requirements of Sections 550 sentence 1, 126 of the Civil Code. Each Party shall be obliged to cooperate in this process and to execute the respective documents without undue delay in case the respective preconditions have been fulfilled. In case of a Lease Conversion or a Lease Assumption the Tenant shall furthermore be obliged to procure the prompt cooperation and execution of the New Direct Lease by the (new) tenant. In case of a transfer by the Landlord the Landlord shall furthermore be obliged to procure the prompt cooperation and execution of the New Lease by the (new) landlord. Section 20.6 shall remain unaffected.

11.7

The Landlord shall have the right to transfer its position under this Lease Agreement to an Affiliate of the Landlord (the “New Landlord”) in the way that the New Landlord assumes all rights and obligations of the Landlord under this Lease Agreement with debt releasing effect (schuldbefreiender Wirkung) and the Landlord concludes a separate lease agreement regarding the Leased Property with the New Landlord who then becomes Tenant to the Landlord. The Parties agree to enter into an amendment to this Lease

Agreement documenting this conversion (which shall become effective with the corresponding amendment to the Lease Agreement becoming effective) immediately upon written request of the Landlord which the Landlord may submit at any time. The Landlord shall furthermore undertake in such case towards the Tenant (i) that the New Landlord remains an Affiliate of the Landlord during the term of this Lease Agreement and (ii) that the Landlord will maintain a lease with the New Landlord which ensures that the New Landlord can at any time during the term of this Lease Agreement fulfill the obligations towards the Tenant under this Lease Agreement. The Landlord (and the New Landlord) shall have the right to retransfer the position of the New Landlord to the Landlord so that the Landlord becomes, with debt releasing effect (schuldbefreiender Wirkung), the direct landlord to the Tenant again. The second sentence of this Section 11.7 shall also apply on this reconversion. The Parties clarify that the Landlord shall at any time have the right to make use of the first three sentences of this Section 11.7 again and transfer the Lease Agreement to the New Landlord or another Affiliates of the Landlord and also the New Landlord shall have the right to transfer the Lease Agreement under the same conditions to another Affiliate of the Landlord and to retransfer to the Landlord again with the effects provided for in this Section 11.7.

11.8	The Landlord and the Subtenant agree with regard to the Individual Leased Object owned by the Landlord and sublet to the Subtenant on the following:

i.	Upon the written request of the Subtenant of the Individual Leased Object the Landlord undertakes to enter into a direct lease with such Subtenant with respect to the Individual Leased Object sublet to the Subtenant upon the terms and conditions of this Lease Agreement in effect at that point in time, provided that the rental and ancillary costs payable under such direct Lease shall be the individual rent and ancillary costs relating to the relevant Individual Leased Object payable at that point in time only.

ii.	Upon the written request of the Landlord of the Individual Leased Object the respective Subtenant undertakes to enter into a direct lease with such Landlord with respect to the Individual Leased Object sublet to the Subtenant upon the terms and conditions of this Lease Agreement in effect at that point of time, provided that the rental and ancillary costs payable under such direct lease shall be the individual rent and ancillary costs relating to the relevant Individual Leased Object payable at that point of time only.

iii.	Landlords’, respectively Subtenant’s, obligation to enter into a direct lease with the Subtenant, respectively the Landlord, pursuant to i. or ii. is subject to the following:

•	This Lease Agreement has been terminated in its entirety or with respect to the Individual Leased Object let to the Subtenant following the filing of insolvency proceedings over the estate of the Tenant and/or

•	the Sublease Agreement between the Tenant and Primary Subtenant from whom the Subtenant has leased the Individual Leased Object has been terminated following the filing of insolvency proceedings over the estate of the Tenant and/or the Primary Subtenant and/or

•	the Landlord terminates this Lease Agreement in its entirety or with respect to the Individual Leased Object let to the Subtenant under Section 4 of this Lease Agreements.

Landlord’s right to terminate this Lease Agreement in its entirety or with respect to the Individual Leased Object let to the Subtenant under Section 4 of this Lease Agreements shall remain unaffected. In case of any termination of this Lease Agreement in its entirety or with respect to Individual Leased Objects the obligations of the Landlord and the respective Subtenants under this Section 11.8 shall remain unaffected and survive.

12.	MAINTENANCE, REPAIR, MODERNISATION

12.1

The Tenant shall be responsible for Maintenance (Instandhaltung), Repair (Instandsetzung) and Modernisation (Modernisierung) of the Leased Property, including roof and structure (Dach und Fach), at its own costs during the Lease Term. The Maintenance, Repair and Modernization of the Leased Property should be performed in conformity with the general operating standards the Tenant applies as at the date hereof to ensure at least the same standard of operation of the Leased Property for the Purpose of the Lease existing on the date hereof. However, the Tenant may adapt the general operating standards where this is, in its reasonable opinion, necessary or advisable depending on the actual or contemplated use (to the extent within the Purpose of the

Lease), including in the event of a change of a medical indication, and depending on the requirements by the payors (Kostenträger). Insofar, Section 2.1 sentences 2 and 3 shall apply mutatis mutandis.

12.1.1	“Maintenance” within the meaning of this Lease Agreement comprises all measures to preserve fitness for use of the Leased Property for the Purpose of the Lease, to prevent defects and damage as well as to slow down wear and tear, ageing, effects resulting from bad weather or deterioration. This shall comprise in particular cleaning, maintenance, servicing and protective measures, such as the scheduled replacement of consumables and, where applicable, the readjustment of loose parts.

12.1.2	“Repair” within the meaning of this Lease Agreement comprises all measures which are necessary to remove defects and damage, in particular in order to remedy the consequences of wear and tear, ageing, effects resulting from bad weather or deterioration and to remove any constructional or other defects and damage occurred. Repair especially comprises measures for determining the causes of defects/damage, protective and safety measures for preventing accidents before and during the performance of the repair measures, the disassembly of damaged parts, the replacement or repair of damaged parts, adjustment and readjustment, test runs, acceptance and release of repaired parts and relevant equipment or facilities.

12.1.3	“Modernization” within the meaning of this Lease Agreement means any exchange/replacement instead of repair measures, which are (or can) no longer be carried out, because this is either technically required or economically reasonable, i.e., if one unit is exchanged for/replaced by another, normally new equivalent. Modernization shall also include improvements serving to increase the functional safety or the efficiency without changing the required function.

12.2	The Tenant shall at its own cost enter into maintenance agreements with suitable and reliable providers (including companies affiliated with Tenant) for all technical installations of the building, and provide the Landlord with copies of the respective agreements and of all inspection and maintenance reports upon demand. No such maintenance agreements shall be necessary if the Tenant (or the relevant Primary Subtenant or the relevant Subtenant) employs qualified service personnel.

12.3

Insofar as the Tenant does not properly fulfill an obligation to perform any Maintenance, Repair or Modernization, the Landlord is entitled, after the end of a reasonable grace period granted together with a written warning that the Landlord will otherwise perform the work itself, to carry out or have the necessary measures carried out itself at the expense of the Tenant. In such case, the Tenant shall keep the areas concerned accessible and tolerate the performance of the necessary measures to be carried out. The Landlord shall take the utmost care not to interfere with the Tenant’s business operations. In case of imminent damage or other emergency, a warning or setting of a grace period is not necessary.

12.4	The Tenant shall not be obliged to perform Maintenance, Repair or Modernization for technical building facilities not used, provided (i) such technical building facilities are not required for the proper operation and in the reasonable opinion of the Tenant redundant for the current and contemplated use of the Individual Leased Object, (ii) such technical building facilities are not serving security purposes, (iii) the operation of such technical building facilities is not required under public laws or permits, and (iv) the basic standard of a facility of this type is maintained. Section 16 shall remain unaffected.

13.	CHANGES TO THE LEASED PROPERTY

13.1	The Tenant may carry out structural changes to the Leased Property without the prior consent of the Landlord, in particular, but not limited to, conversions of existing facilities or installations of new fittings, the erection/moving/removal of lightweight walls as well as the installation of any additional facilities which might be needed for the Tenant’s business operations without the Landlord’s consent, provided that any such work does not interfere with the building fabric (roof and structure, building services, statics). The Tenant shall merely announce such structural changes to the Landlord reasonably in advance to the performance of the work. The Tenant may also carry out structural changes, which do interfere with the building fabric, provided that the Landlord has given its prior written consent, such consent not to be unreasonably withheld or delayed.

In particular, the Landlord shall be required to grant its consent if the change in question:

i.	is necessary to comply with any law or regulation;

ii.	has been required by any public authorities, or

iii.	has been requested by any payor (Kostenträger), or

iv.	is necessary or commercially advisable to react to changing requirements by the relevant payors (Kostenträger) in relation to a medical indication which the Individual Leased Object is or will be used for, or

v.	is envisaged generally or specifically under ANNEX 14.1(a), ANNEX 14.1(b) or the Business Plan (attached as ANNEX 13.1 (i)).

The Landlord is deemed to have granted its consent if it has not responded within twenty (20) business days to a notification by the Tenant substantially as set out in ANNEX 13.1(ii) to this Lease Agreement.

13.2	The Tenant shall obtain at its own cost any official authorizations and permits which may be required for the structural changes made by the Tenant pursuant to Section 13.1 and fulfill all public-law requirements associated with structural and non-structural changes. In this context, the Landlord shall assist the Tenant. The Tenant shall reimburse all reasonable costs incurred by the Landlord due to such assistance.

13.3	The Parties acknowledge that currently works, including structure changes, are being carried out at the Individual Leased Objects mentioned in ANNEX 13.3 to the extent described in ANNEX 13.3 and with respect to which – from commencement of the Lease Agreement – the provisions under Section 13.1 and 13.2 shall apply. The Landlord consents to the execution of these works described in ANNEX 13.3.

14.	EXTENSIONS AND FINANCING

14.1	(a) Any one or more extensions described in ANNEX 14.1(a) with respect to the Individual Leased Objects identified therein or in the Business Plan (and which are requested by the Tenant up to an aggregate investment amount of EUR 55 Mio. (Fifty Five Million) (including handling fees for the Tenant and VAT, if any; (each a “Pre-Agreed Extension”) and collectively, the “Pre-Agreed Extensions”)) shall be financed by the Landlord and constructed by the Tenant in his own name provided that

i.	such financing shall only extend to such parts of any such Pre-Agreed Extension which do not qualify as business fixtures (Betriebsvorrichtungen);

ii.	the Tenant has – during the first three (3) years from Commencement of the Lease regarding the first Individual Leased Object with respect to which the lease commences – requested the Landlord in writing to construct such Pre-Agreed Extension and has attached supporting documentation to such request, and

iii.	the construction of such Pre-Agreed Extension is expected to commence no later than twelve (12) months after the request described in (ii.) above has been received by the Landlord and to be completed and accepted no later than thirty-six (36) months after the request described in (ii.) above has been received by the Landlord; and

iv.	payments by the Landlord shall be made in the amount of the actual construction costs (plus a reasonable handling fee for the Tenant) but only up to an amount not exceeding the amount of the construction costs provided in the request under (ii.) above and, in any event, not exceeding the aggregate investment amount given in ANNEX 14.1(a) or in the Business Plan for the respective Pre-Agreed Extension, and only upon presentation of verifiable invoices and any other certificates and/or documentation reasonably requested by the Landlord supporting the relevant items of expenditure at the time of completion and acceptance of the such Pre-Agreed Extension. Notwithstanding the foregoing the Tenant is entitled to request advance staged payments upon presentation of verifiable invoices and any other certificates and/or documentation reasonably requested by the Landlord supporting the relevant items of expenditure, together with a confirmation by the Tenant and the architect or engineer supervising the construction that the underlying works have been executed without material defects and the amount of the invoice corresponds to the pro rata share of the works executed of the total construction costs for the relevant Pre-Agreed Extension, and in such circumstances the Landlord shall advance such staged payments, subject to the draw request procedures described in Section 14.1 (v.) below; and

v.	payments by the Landlord shall be conditioned upon Tenant complying with the draw request procedures described on ANNEX 14.5, it being understood, however, that with regard to the extensions referred to in ANNEX 14.1(b) and relating to MEDIAN Klinik Grünheide the Tenant shall be entitled to request under this provision also the financing of extensions already completed by the time the lease for MEDIAN Klinik Grünheide becomes effective.

If the Parties agree in good faith that the construction of any Pre-Agreed Extension is treated, from a German VAT perspective, as a VAT able supply by the Tenant to the Landlord, the Tenant shall, upon the request of the Landlord, issue to the Landlord a proper invoice complying with the requirements of Sec. 14 UStG and the Landlord shall, subject to the aggregate investment amount (including handling fees for the Tenant and VAT), pay the resulting VAT (if any) to the Tenant in addition to the relevant payment under (iv). above.

The Landlord shall be entitled to make a 15% tax deduction pursuant to sec. 48 EStG on any payment under (iv.) above unless the Tenant presents to him a valid exemption certificate (Freistellungsbescheinigung) for purposes of German Construction Deduction Tax (Bauabzugsteuer) within the meaning of sec. 48b EStG. The Landlord shall be obliged to remit the withheld tax to the competent authority and to fully comply with the information, billing and procedural requirements pursuant to sec. 48a EStG. The Tenant shall use best efforts to apply for and obtain the exemption certificate within the meaning of sec. 48b EStG. If the competent tax authority refuses to grant such exemption certificate in a binding assessment notice (formal bestandskräftiger Verwaltungsakt) on the grounds that the services rendered by the Tenant do not qualify as construction services (Bauleistungen) within the meaning of sec. 48 EStG, the Landlord shall not be entitled to make the 15% tax deduction pursuant to sec. 48 EStG on any payment under (iv.) above.

The Landlord shall only be responsible for actual construction costs (plus a reasonable handling fee for the Tenant) and all other costs associated with any such Pre-Agreed Extension whatsoever and howsoever shall be the responsibility of the Tenant solely. Such construction by the Landlord shall be compensated for by increasing the Individual Rent(s) for the Individual Leased Object(s) so extended (the “Incremental Rent for Pre-Agreed Extension”) as set out in Section 14.2 below.

14.1	(b) The Landlord and the Tenant have agreed on the specific measures set forth in ANNEX 14.1(b) with respect to the Individual Leased Objects identified therein (the “Specific Pre-Agreed Extensions”).

The Landlord undertakes to provide the Tenant with the funds required to implement the Specific Pre-Agreed Extensions which shall be constructed by the Tenant in his own name. The Specific Pre-Agreed Extensions are part of the aggregate investment amount of EUR 55 mio. referred to in Section 14.1(a).

To the Specific Pre-Agreed Extensions Section 14 shall apply, however, with the exception of Section 14.1(a) ii. to v. which shall be replaced by the following:

i.	The respective funds shall be made available by the Landlord in the amount of the actual construction costs (plus a reasonable handling fee for the Tenant) upon presentation of verifiable invoices or any other certificates and/or documentation reasonably requested by the Landlord supporting the relevant expenditure at the time of completion and acceptance of the Specific Pre-Agreed Extensions. Notwithstanding the foregoing the Tenant is entitled to request advance payments upon presentation of verifiable invoices or any other certificates and/or documentation reasonably requested by the landlord supporting the relevant items of expenditure, together with the confirmation by the Tenant and the architect or engineer supervising the construction that the underlying works have been executed without material defects and the amount of the invoice corresponds to the pro rata share of the works executed of the total constructions for the relevant Specific Pre-Agreed Extensions,

ii.	The landlord shall advance the required funds within 10 business days upon a draw request having been made.

14.2	The Incremental Rent p.a. for any Pre-Agreed Extension (including any Specific Pre-Agreed Extension) shall be calculated as follows: the investment amount (net, if and to the extent input VAT is eligible for recovery by the Landlord) spent or to be spent by the Landlord for such Pre-Agreed Extension or Specific Pre-Agreed Extension (the “Investment Amount”) multiplied by an interest yield of 8% and thereafter adjusted in accordance with Section 7. Interest shall accrue from the time of spending the respective amounts.

The Tenant shall have the right to request that the Landlord finances further extensions so requested by the Tenant which are not Pre-Agreed Extensions or Specific Pre-Agreed Extensions (each an “Additional Extension” and, together with any Pre-Agreed Extension or Specific Pre-Agreed Extension, an “Extension”). In each such case, the Tenant and the Landlord will negotiate in good faith to agree on (i) an investment amount for such Additional Extension and (ii) an incremental rent for such Additional Extension (the “Incremental Rent for Additional Extension”, and, together with the Incremental Rent for Pre-Agreed Extension, the “Incremental Rent”) based on the same methodology (but not based on the same yield) on which the calculation of the Individual Rents for the Individual Leased Objects and the related purchase prices was made. If, despite negotiations, the Parties cannot agree on an investment amount or an Incremental Rent for Additional Extension in relation to an Additional Extension, the Tenant shall have the right to request that the Landlord reasonably facilitates, and the Landlord shall be required to support the Tenant in good faith in, a financing and construction of such Additional Extension by the Tenant provided that such Additional Extension is a separate functional clinic which can be operated and sold separately from the existing Individual Leased Object and to the degree the value, transferability and operability of the existing Individual Leased Object is not detrimentally impacted. If and to the extent necessary to achieve such financing and construction by the Tenant, the Landlord shall separate and sell to the Tenant (without any representations or warranties) at fair market value, or (if this is sufficient for the purposes of the Tenant) create a hereditary building right (or an easement (Dienstbarkeit)) for a customary consideration on the land on which such extension is to be erected. In each such case, the Landlord and the Tenant will negotiate in good faith to agree on a solution which achieves the Tenant’s purposes in the best possible manner but does not burden the Landlord’s interests and enter into a written amendment to the Lease Agreement documenting the resulting changes to the Lease Agreement, if any.

14.3	The Tenant shall have the contractual responsibility for constructing or for procuring the construction of any Extension based on the plans and concepts provided by the Tenant and it shall be the Tenant’s responsibility to construct, or to procure the construction of, the Extension and to organize, manage and monitor the works relating to any Extension and to procure all necessary permissions, approvals, licenses and authorities relating to any Extension and the Tenant shall indemnify and keep indemnified the Landlord in relation to any costs and liabilities in connection with such matters. The Landlord shall be obliged to assist the Tenant – at the Tenant’s sole cost and expense – to the degree necessary to enable the Tenant to comply with the obligations and responsibilities under this Section 14.3. The Parties shall negotiate in good faith to agree on all relevant logistics in connection with any such Extension. The Parties agree that Section 1.3 shall not apply to an Extension financed in full or in part by the Landlord so that such Extension and any part thereof will be owned by the Landlord and part of the respective Individual Leased Object, except for any business fixtures (Betriebsvorrichtungen) included in an Extension which shall remain with the Tenant. Section 18 remains unaffected.

14.4	Any Extension financed in full or in part by the Landlord shall, upon finalization of the construction and handover to the Tenant by the construction company, become subject to this Lease Agreement and the relevant Individual Rent shall increase by the Incremental Rent calculated in accordance with Section 14.2 or as agreed between the Parties pursuant to Section 14.3 and any other modification to the terms of this Lease Agreement as agreed between the Parties shall be documented as referred to in Section 14.5.

14.5	As soon as any Extension financed in full or in part by the Landlord is finalized and handed over to the Tenant by the construction company, the Parties shall document the amendments to the Lease Agreement referred to in Section 14.4 in a written amendment to this Lease Agreement. Each Party shall have the right to request that after presentation of a request for an Extension and prior to commencement of the construction works the Parties enter into a written amendment to the Lease Agreement documenting the resulting changes to the Lease Agreement. If so requested, each Party shall be obliged to cooperate in this process and to execute the respective written amendment without undue delay.

Any Extension financed in full or in part by the Landlord shall be subject – unless otherwise provided for in Section 14.1 (b) - to the draw request procedures as follows and Tenant shall reimburse Landlord promptly for all reasonable costs and expenses incurred by Landlord in connection therewith:

Draw Request Procedures

Tenant shall submit a draw request in form and substance reasonably acceptable to Landlord (each a “Draw Request”) detailing the requested cost or expenditure with respect to the applicable Pre-Agreed Extension and including any other information or documentation required by Section 14.5. Tenant shall submit a Draw Request not less than 30 business days prior to the date on which Tenant desires a draw or funding; provided, however, Tenant shall submit only one (1) Draw Request each calendar month.

15.	RIGHT OF ACCESS OF THE LANDLORD

15.1	The Landlord is entitled to enter and inspect the Leased Property, following prior notice given reasonably in advance, during normal business hours, in the company of an employee of the Tenant and without interfering with the Tenant’s business operations.

15.2	In the case of imminent danger, the Landlord is entitled to enter the Leased Property also without prior notice and in the Tenant’s absence.

16.	OBLIGATION TO MAKE PREMISES SAFE, ENVIRONMENT, CONDITION OF PREMISES

16.1	The Tenant is obliged to make the premises safe for persons and vehicles (Verkehrssicherungspflicht) at its own cost. The Tenant hereby indemnifies the Landlord from all third party claims resulting from any breach of this obligation, unless such claims result from the fault of the Landlord or its authorized agents or representatives. The Tenant shall promptly inform the Landlord of any such claims alleged by third parties.

16.2	The Tenant shall hold harmless and indemnify the Landlord from and against any liability relating to any environmental pollution, residual contamination, detrimental alteration to soil, or hazardous substance (the “Environmental Damage”) on, in or emanating from, the Leased Property, building or other facility operated or used on the Leased Property, unless the Landlord or any of its representatives or employees has caused such Environmental Damage.

16.3	Prior to the Commencement of the Lease Affiliates to the Tenant have been owner or – with respect to Individual Leased Object no. 35 MEDIAN Klinik Grünheide, no. 38 MEDIAN Klinik Berlin-Kladow and no. 37 MEDIAN Gesundheitspark Bad Gottleuba – beneficiary of a hereditary building right regarding the Leased Property or have already been in in possession of the Leased Property and therefore the Tenant is aware of the condition of the Leased Property at Commencement of the Lease Agreement and therefore cannot raise any defect or other claim with respect to the condition of the Leased Property at commencement of the Lease Agreement. Likewise any liability of the Landlord for defects of the Leased Property arising from Commencement is excluded, including those resulting from accessibility and surrounding conditions as construction works, noise etc. The Tenant shall hold harmless and indemnify the Landlord from and against any liability relating from the condition of the Leased Property unless this condition results from the fault of the Landlord.

16.4	The Parties clarify that all obligations of the Tenant under this Lease Agreement – in particular to maintain, repair and modernize – shall not be limited or altered by the status or condition of the Leased Property at the Commencement of the Lease Agreement and that the Tenant shall be obliged to bring the Leased Object in the condition provided for in this Lease Agreement (in particular to remedy defects and Environmental Damage).

17.	REINSTATEMENT

17.1	In cases of a complete or partial destruction of an Individual Leased Object, the Tenant is obliged to use the amounts paid under any insurance for the relevant Individual Leased Object to reinstate the Individual Leased Object to at least the same standard as prior to the destruction (unless subsequently subject to a different use within the Permitted Purpose of the Lease in which case Section 2.1 sentences 2 and 3 shall apply mutatis mutandis) without undue delay after the damaging event, provided that the sum paid out under the insurance is sufficient for the reinstatement. To the extent that the sum paid under the insurance is not sufficient for the reinstatement of the Individual Leased Object, the Tenant shall bear the additional costs unless the destruction of the Individual Leased Object has been caused by gross negligence or willful misconduct of the Landlord.

17.2	If the destruction occurs within the last three (3) years of the Lease Term the Tenant shall have the right, instead of reinstating the Individual Leased Object, to pay the insurance amount to the Landlord. To the extent that the insurance amount paid is not sufficient for the Reinstatement of the Individual Leased Object, the Tenant shall bear the additional costs unless the destruction of the Individual Leased Object has been caused by gross negligence or willful misconduct of the Landlord.

17.3	The Landlord is obliged to make the reinstated Individual Leased Object available to the Tenant at the terms and conditions of this Lease Agreement.

18.	RETURN OF THE LEASED PROPERTY

18.1	Upon termination of the lease with respect to an Individual Leased Object, the Tenant shall return the Individual Leased Object cleared of movable furnishings and in a condition which is in compliance with the Tenant’s obligations under Section 12.

18.2	With respect to Building Fixtures and Fittings (as defined in Section 18.2.4) and Business Fixtures and Fittings (as defined in Section 18.2.5) the following shall apply upon termination of the lease with respect to an Individual Leased Object:

18.2.1	All Building Fixtures and Fittings shall remain with the Landlord without consideration.

18.2.2	The Tenant has the right to professionally remove at its own cost any Business Fixtures and Fittings and all appurtenances (Zubehör). However, before removing any such

Business Fixtures and Fittings or appurtenances (Zubehör) prior to the expiry of the Lease Term (other than through a termination pursuant to Section 4), the Tenant shall offer or shall procure that the relevant Primary Subtenant and/or Subtenant offers the Landlord, at least ninety (90) calendar days prior to such expiry, all such Business Fixtures and Fittings and all appurtenances (Zubehör) for sale at the then current fair market value. In case of a termination by the Landlord pursuant to Section 4, the Tenant (or the relevant Primary Subtenant and/or Subtenant) shall make such offer within 30 calendar days after the Tenant has received the termination notice by the Landlord. The Landlord may only accept the offer in relation to the entirety of such Business Fixtures and Fittings and appurtenances with respect to an Individual Leased Object. If the Landlord has not accepted that offer within forty-five (45) calendar days from the offer, the Tenant is entitled to proceed with its right to remove.

18.2.3	In case of disagreement between the Parties on which items constitute Building Fixtures and Fittings or Business Fixtures and Fittings or on the then current fair market value of the Business Fixtures and Fittings and appurtenances to be offered to the Landlord either Party may request that a publicly appointed and certified expert, specialized in this field, be designated by the president (chairperson) or a deputy of the Chamber of Industry and Commerce in the district in which the Individual Leased Object is located to resolve on the disagreement. The expert shall render its opinion within two (2) months after its appointment. The decision by the expert shall be final and binding for both Parties and any resort to a court of law is hereby excluded. The expert shall also allocate the costs of his services among the Parties by analogous application of Sections 91 et seq. of the German Code of Civil Procedure (ZPO).

18.2.4	“Building Fixtures and Fittings” means chattels, goods or other items that have been fixed to the relevant Individual Leased Object so as to become part of it (i.e. may not be removed without destroying or damaging the relevant Individual Leased Object or the relevant item) and which are not Business Fixtures and Fittings. For the avoidance of doubt, fixed beds are not Building Fixtures and Fittings.

18.2.5	“Business Fixtures and Fittings” means chattels or other items of personal property placed in or attached to the Property by the Tenant for the purposes of its trade or business and which are capable of physical removal without causing damage to the Property and without the chattel or item of personal property losing its essential utility as a result of the removal.

18.3	The Tenant is obliged to surrender all keys for an Individual Leased Object to the Landlord following termination of the Lease Term with respect to such Individual Leased Object. The same shall apply to code cards.

19.	HBR-AGREEMENT, EASEMENTS, COMPLIANCE WITH FORMER PROPERTY PURCHASE AGREEMENTS

The Tenant shall be obliged to comply – to the extent factually and legally possible for the Tenant and its Affiliates - with all obligations of the Landlord, if and to the extent, such obligations still apply under said agreements and acts:

i.	under the HBR-Agreements regarding Individual Leased Objects no. 35 MEDIAN Klinik Grünheide, no. 38 MEDIAN Klinik Berlin-Kladow and no. 37 MEDIAN Gesundheitspark Bad Gottleuba,

ii.	under the Former Property Purchase Agreements – to the degree assumed regarding – no. 01 MEDIAN Klinik Heiligendamm, no. 02 MEDIAN Klinik Wismar, no. 23 Median Klinik Braunfels, no. 28 MEDIAN Reha-Zentrum Schlangenbad, no. 32 MEDIAN Klinik Bad Dürrheim,

iii.	under the agreements or acts secured by the land charges listed in ANNEX 19.1 no. 37 MEDIAN Gesundheitspark Bad Gottleuba, no. 13 MEDIAN Klinik NRZ Magdeburg, no. 35 MEDIAN Klinik Grünheide and no. 36 MEDIAN Reha-Zentrum Gyhum and no. 38 MEDIAN Klinik Berlin-Kladow and the obligations and acts secured by the land charges referred to in ANNEX 19.1.

The Tenant shall further comply with all obligations assumed by the Landlord under the Property Purchase Agreement -respectively of Landlord NRZ Gruppe S.à r.l. - in relation to the use of the Individual Leased Objects including those resulting from easements (including easements securing the energy contracting agreements listed in ANNEX 19.2 with respect to which an easement has not yet been entered but the registration in the land register has been agreed upon and those easements and public charges to be established under the Property Purchase Agreements and the Framework Agreement) or Former Property Purchase Agreements, in each case to the extent the Tenant can legally and/or factually comply with such restrictions and obligations.

The Landlord shall be obliged to comply with all of its obligations under (i) the HBR-Agreement regarding Individual Leased Objects no. 35 MEDIAN Klinik Grünheide, no. 38 MEDIAN Klinik Berlin-Kladow and no. 37 MEDIAN Gesundheitspark Bad Gottleuba and (ii) under the Former Property Purchase Agreements - to the degree assumed - under the Property Purchase Agreement regarding Individual Leased Objects no. 01 MEDIAN Klinik Heiligendamm, no. 02 MEDIAN Klinik Wismar, no. 23 Median Klinik Braunfels, no. 28 MEDIAN Reha-Zentrum Schlangenbad and (iii) the agreements or acts secured by the land charges listed in ANNEX 19.1 no. 37 MEDIAN Gesundheitspark Bad Gottleuba, no. 13 MEDIAN Klinik NRZ Magdeburg, no. 35 MEDIAN Klinik Grünheide and no. 36 MEDIAN Reha-Zentrum Gyhum and no. 38 MEDIAN Klinik Berlin-Kladow and the obligations and acts secured by the land charges referred to in ANNEX 19.1 if and to the extent the Tenant can neither legally nor factually comply with such obligations and acts.

20.	MISCELLANEOUS

20.1	In case the Tenant under this Lease Agreement and the tenant under the Rhine Master Lease merge or otherwise become the same entities the Parties shall agree in good faith on such amendments reasonably required to have the Lease Agreement and the Rhine Master Lease merged into one agreement.

20.2	The Primary Subtenants guarantee on first demand the fulfillment of all obligations of the Tenant under this Lease Agreement relating to the Individual Leased Objects with respect to which they are a Primary Subtenant as provided for in ANNEX 1.1 respectively ANNEX RB subject to the limitations provided for in ANNEX 20.2.

The Subtenants shall only have direct rights and obligations against the Landlords under this Lease Agreement and the Landlords shall only have direct rights and obligations against the Subtenants under this Lease Agreement if and to the extent exclusively stipulated in this Lease Agreement. For the avoidance of doubt the Subtenants shall not be liable for liabilities of the Tenant under this Agreement and, furthermore, shall not be liable jointly.

20.3	This Lease Agreement contains all provisions agreed upon by the Parties with respect to the lease. No oral side agreements have been made.

20.4	Changes and amendments to this Lease Agreement, including this clause, require the written form. To the extent that the written form is prescribed in this Lease Agreement, this requirement can be waived only in writing. This shall also apply to the cancellation of this written form provision.

20.5	The Parties, the Primary Subtenants and the Subtenants agree and acknowledge that the Parties shall have the right to amend all and any provisions of this Lease Agreement without participation or consent by the Primary Subtenants or the Subtenants being required, unless provided otherwise in the following sentence. The provisions of Sections 9.2, 11.2, 11.8 and 20.2 can only be amended with effect vis-à-vis the respective Subtenant if the Subtenant or the Subtenants concerned are party to the amendment. If a direct lease between a Landlord and a Subtenant is concluded the Subtenant concerned is only bound to amendments with respect to which it has been party.

20.6	The Parties are aware of the special written form requirements of Sections 550 sentence 1, 126 of the Civil Code. They hereby mutually agree to take, upon request made at any time by one party, all actions and to make all declarations which are necessary to satisfy the written form requirements provided for by law, in particular in connection with entering into any supplemental agreements (Nachtragsverträge), and not to prematurely terminate this Lease Agreement until that point in time based on non-compliance with the written form requirement provided for by law.

20.7	In this Lease Agreement, the Landlord authorizes (bevollmächtigt) the Tenant to exercise certain owner’s rights. The Landlord shall upon Tenant’s request provide the Tenant with separate written powers of attorney (Vollmachten) in German language authorizing (bevollmächtigen) the Tenant to exercise such owner’s rights. Tenant may retain third parties to fulfill his obligations under this Agreement.

20.8	In the event that any suit, action, investigation, proceeding, claim or demand with respect to which the Tenant may be obliged to indemnify the Landlord under this Lease Agreement is commenced, asserted or announced by any third party against the Landlord (the “Third Party Claim”), the Landlord agrees to permit the Tenant to participate in the defense of the Third Party Claim. The Tenant shall have the right, at any time, to assume the sole control of the defense, in particular, to appoint and instruct counsel, and the Landlord agrees to litigate or settle the Third Party Claim in accordance with Tenant’s instructions and to comply with any other directions of the Tenant in relation to the defense of the Third Party Claim. The Landlord shall fully cooperate with the Tenant in the defense of any Third Party Claim.

20.9	The invalidity or impracticability of one or several provisions hereof shall not affect the validity of the remaining provisions of this Lease Agreement. The same shall apply in the event that the Agreement lacks a provision which would have been necessary. The invalid or impracticable provision or the missing provision shall be replaced by a legally permissible and practicable provision which comes as close as economically possible to the intent and purpose of the invalid, impracticable or missing provision according to the opinion of the Parties. This does not apply to an acquirer or acquirers of one or more than one Individual Leased Object; to such acquirer or acquirers the statutory provisions shall apply.

20.10	Section 566 para. 2, first sentence of the Civil Code shall not apply.

20.11	The Landlords shall not be jointly liable (keine Gesamtschuldnerschaft) and shall not be joint creditors (keine Gesamtgläuberschaft).

20.12	Landlord MPT RHM Heiligendamm S.à r.l. shall act as agent for all Landlords under this Agreement (and under any New Leases) and be authorised (bevollmächtigt) to receive any notice, declaration or document under or in connection with this Lease Agreement by the Tenant on behalf of all Landlords.

20.13	Terms to which a German translation has been added in parentheses shall be interpreted as having the meaning assigned to them by the German translation.

20.14	This Lease Agreement shall be governed by the laws of the Federal Republic of Germany, the application of the UN sales convention (CISG) being excluded. The exclusive place of jurisdiction for settling any disputes arising out of or in connection with this Lease Agreement shall, to the degree legally possible, is Düsseldorf, Germany.

21.	LIST OF ANNEXES

The following Annexes are attached to this Lease Agreement and form integral parts thereof:

ANNEX 1.1 – Individual Leased Objects, Individual Rents, Primary Subtenants, Subtenants

ANNEX RB - Individual Leased Object, Individual Rent, Primary Subtenant, Subtenant with regard to the Individual Leased Object no 13 MEDIAN Klinik NRZ Magdeburg

ANNEX 2.4 – Noncompliant Leased Objects

ANNEX 4.4 i. – Definition of EBITDAR and EBITDAR Rent

ANNEX 4.4. ii – LBO Facility

ANNEX 7.1 – Sample for calculation of Yearly Rent Adjustments

ANNEX 8.1 – Insurance Coverage

ANNEX 13.1(i) – Business Plan

ANNEX 13.1(ii) – Notification on structural changes

ANNEX 13.3 – Current Construction Works

ANNEX 14.1(a) – Pre-Agreed Extensions

ANNEX 14.1(b) – Specific Pre-Agreed Extensions

ANNEX 19.1 – Land Charges with Obligations to be fulfilled by Tenant

ANNEX 19.2 – List of Energy Contracting Agreements

ANNEX 20.2 – Limitation Language

gez. C. Hohmann

gez. A. Coenen

ANNEX A.1-1 to 1. Deed Addendum

24 June 2015

First Amendment Agreement

to the

Master Lease Agreement

originally dated 29 April 2015

RECITALS	10

1. Claims Secured By Land Charges	11

2. MISCELLANEOUS	12

2

THIS FIRST AMENDMENT AGREEMENT to the MASTER LEASE AGREEMENT originally dated 29 April 2015 IS DATED 24 June 2015 AND MADE BETWEEN:

1.	01) MPT RHM Heiligendamm S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number 191147

02) MPT RHM Wismar S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number 191142

03) MPT RHM Bad Sulze S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number 191153

04) MPT RHM Hoppegarten S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number 191145

05) MPT RHM Kalbe S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number 191192

06) MPT RHM Flechtingen S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number 191274

07) MPT RHM Flechtingen II S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number 191281

08) MPT RHM Tennstedt S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number 190634

3

09) MPT RHM Adelsberg S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number 191283

10) MPT RHM Lobenstein S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number 190648

11) MPT RHM Bad Lausick S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number 191279

12) MPT RHM Berggiesshubel S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number 191193

19) MPT RHM Burg Landshut S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number 190578

20) MPT RHM Moselschleife S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number 191187

23) MPT RHM Braunfels S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number 190621

24) MPT RHM Hohenfeld S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number 191285

4

25) MPT RHM Kinzigtal S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number 191175

26) MPT RHM Sudpark S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number 191177

27) MPT RHM Kaiserberg S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number 191172

28) MPT RHM Schlangenbad S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number 190616

29) MPT RHM Aukammtal S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number 190620.

30) MPT RHM Gunzenbach S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number 190611

31) MPT RHM Achertal S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number 190571

32) MPT RHM St. George Bad Durrheim S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number 191195

5

33) MPT RHM Franz Alexander S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number 191156

34) MPT RHM St. George Bad Krotzingen S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number 191200

35) MPT RHM Grunheide S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number 191158

36) MPT RHM Gyhum S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number 191154

37) MPT RHM Gottleuba S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number 190638

38) MPT RHM Kladow S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number 191164

13) NRZ Gruppe S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number 165183

– in relation to the Individual Leased Object owned by it, the “Landlord” and,

collectively with all other Landlords, the “Landlords” –

6

and

2.	Remedco Tenant S.à r. l. a private limited liability company (société à responsabilité limitée) organized under the laws of the Grand Duchy of Luxembourg having its business address at 2–4 Rue Beck, L-1222 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 196181

– the “Tenant” —

– the Landlord and the Tenant collectively, the “Parties” and individually a

“Party” –

3.	G 19 to 20) Median REHA Holding GmbH, a private limited liability company (GmbH) organized under the laws of Germany having its business address at Bismarckstr. 105, 10625 Berlin and registered with the Trade and Companies register of the local court of Charlottenburg under the number HRB 119217 B

G 23) Braunfels Holding GmbH, a private limited liability company (GmbH) organized under the laws of Germany having its business address at Bismarckstraße 105, 10625 Berlin and registered with the Trade and Companies register of the local court of Charlottenburg under the number HRB 118709 B

G 1 to 12, 35) Median Holding GmbH, a private limited liability company (GmbH) organized under the laws of Germany having its business address at Bismarckstr. 105, 10625 Berlin and registered with the Trade and Companies register of the local court of Charlottenburg under the number HRB 117203 B

G 37) Median Kliniken GmbH & Co. KG, a limited partnership (KG) organized under the laws of Germany having its business address at Bismarckstraße 105, 10625 Berlin and registered with the Trade and Companies register of the local court of Charlottenburg under the number HRA 22809 B

G 38) AHB Holding GmbH, a private limited liability company (GmbH) organized under the laws of Germany having its business address at Bismarckstr. 105, 10625 Berlin and registered with the Trade and Companies register of the local court of Charlottenburg under the number HRB 119190 B

G 24 to 29) Polo Holding GmbH, a private limited liability company (GmbH) organized under the laws of Germany having its business address at Bismarckstr. 105, 10625 Berlin and registered with the Trade and Companies register of the local court of Friedberg (Hessen) under the number HRB 7165 B

7

G 30 to 34) Karl Kliniken Holding GmbH, a private limited liability company (GmbH) organized under the laws of Germany having its business address at Bismarckstr. 105, 10625 Berlin and registered with the Trade and Companies register of the local court of Charlottenburg under the number HRB 133437 B

G 13) NRZ Holding GmbH, a private limited liability company (GmbH) organized under the laws of Germany having its business address at Bismarckstraße 105, 10625 Berlin and registered with the Trade and Companies register of the local court of Charlottenburg under the number HRB 120917 B

G 36) Median Kliniken Nord Holding GmbH, a private limited liability company (GmbH) organized under the laws of Germany having its business address at Bismarckstraße 105, 10625 Berlin and registered with the Trade and Companies register of the local court of Charlottenburg under the number HRB 154780 B

– each in relation to the Individual Leased Object let and sublet by it a “Primary

Subtenant” or “Guarantor” and collectively with all other Primary

Subtenants/Guarantors the “Primary Subtenants” or “Guarantors”–

4.	H 23) Orthopädische Klinik Braunfels GmbH & Co. KG, a limited partnership (KG) organized under the laws of Germany having its business address at Hasselbornring 5, 35619 Braunfels and registered with the Trade and Companies register of the local court of Wetzlar under the number HRA 2998 B

H 1) to 12), 35) MEDIAN Kliniken GmbH & Co. KG, a limited partnership (KG) organized under the laws of Germany having its business address at Bismarckstraße 105, 10625 Berlin and registered with the Trade and Companies register of the local court of Charlottenburg under the number HRA 22809 B

H 37) Klinik Bad Gottleuba GmbH & Co. Betriebs KG, a limited partnership (KG) organized under the laws of Germany having its business address at Bismarckstr. 105, 10625 Berlin and registered with the Trade and Companies register of the local court of Charlottenburg under the number HRA 23548 B

H 36) Median Reha Zentrum Gyhum GmbH & Co. KG, a limited partnership (KG) organized under the laws of Germany having its business address at Bismarckstr. 105, 10625 Berlin and registered with the Trade and Companies register of the local court of Charlottenburg under the number HRA 49460 B

8

H 38) AHB-Klinik GmbH Berlin & Co. KG, a limited partnership (KG) organized under the laws of Germany having its business address at Bismarckstr. 105, 10625 Berlin at registered with the Trade and Companies register of the local court of Charlottenburg under the number HRA 21285 B

H 19) to 20) REHA Gesellschaft für Rehabilitation mbH, a private limited liability company (GmbH) organized under the laws of Germany having its business address at Bismarckstraße 105, 10625 Berlin and registered with the Trade and Companies register of the local court of Charlottenburg under the number HRB 18963 B

H 24) MEDIAN Hohenfeld-Klinik für Orthopädie GmbH & Co. KG, a limited partnership (KG) organized under the laws of Germany having its business address at Zanderstraße 28, 61231 bad Nauheim and registered with the Trade and Companies register of the local court of Friedberg (Hessen) under the number HRA 1024

H 25) MEDIAN Kinzigtal-Klinik GmbH & Co. KG, a limited partnership (KG) organized under the laws of Germany having its business address at Zanderstraße 28, 61231 Bad Nauheim and registered with the Trade and Companies register of the local court of Friedberg (Hessen) under the number HRA 1022

H 26) MEDIAN Klinik am Südpark GmbH & Co. KG, a limited partnership (KG) organized under the laws of Germany having its business address at Zanderstraße 28, 61231 Bad Nauheim and registered with the Trade and Companies register of the local court of Friedberg (Hessen) under the number HRA 1021

H 27) MEDIAN Kaiserberg-Klinik GmbH & Co. KG, a limited partnership (KG) organized under the laws of Germany having its business address at Zanderstraße 28, 61231 Bad Nauheim and registered with the Trade and Companies register of the local court of Friedberg (Hessen) under the number HRA 1020

H 28) MEDIAN Rehazentrum Schlangenbad GmbH &. Co. KG, a limited partnership (KG) organized under the laws of Germany having its business address at Zanderstraße 28, 61231 Bad Nauheim and registered with the Trade and Companies register of the local court of Friedberg (Hessen) under the number HRA 4117

H 29) MEDIAN Rehaklinik Aukammtal GmbH & Co. KG, a limited partnership (KG) organized under the laws of Germany having its business address at Zanderstraße 28, 61231 Bad Nauheim and registered with the Trade and Companies register of the local court of Friedberg (Hessen) under the number HRA 4107

9

H 30) to 34) Oberrheinische Kliniken GmbH & Co. Betriebs KG, a limited partnership (KG) organized under the laws of Germany having its business address at Hofstraße 14-16, 79189 Bad Krozingen and registered with the Trade and Companies register of the local court of Freiburg i.Br. under the number HRA 310419

H 13) NRZ Magdeburg Median Kliniken GmbH & Co., a limited partnership (KG) organized under the laws of Germany having its business address at Bismarckstr. 105, 10625 Berlin and registered with the Trade and Companies register of the local court of Charlottenburg under the number HRA 29611 B

– each in relation to the Individual Leased Object let by it a “Subtenant” and collectively with all other Subtenants the “Subtenants”–

IT IS AGREED AS FOLLOWS:

RECITALS

(A)	On 29 April 2015 the Landlord concluded a master lease agreement (the “Lease Agreement”) with the Tenant, the Primary Subtenants and the Subtenants as part of a sale-and-lease-back transaction and notarized as ANNEX C of the framework deed with deed-no. (Urkundenrolle Nr.) 978/2015 Br of the notary Dr. Florian Braunfels (the “Framework Deed”). The parties to the Framework Deed in addition, inter alia, entered into the property purchase agreements notarized as ANNEXES A.01 to A.38 to the Framework Deed (the “Property Purchase Agreement(s)”) as well as the share purchase agreement notarized as ANNEX B.13.

(B)	Unless otherwise defined in this first amendment agreement to the Lease Agreement (the “First Amendment”) capitalised terms used herein shall have the meanings attributed to the Lease Agreement.

(C)	This First Amendment is part of a supplement to the sale-and-lease-back transaction, notarized in the framework deed to which this First Amendment is ANNEX A.1-1 (the “1. Deed Addendum”).

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NOW, THEREFORE:

1.	CLAIMS SECURED BY LAND CHARGES

1.1	Section 6.1.ii.i of the Lease Agreement provides that the Tenant shall – inter alia – bear all costs to comply with the obligations and acts secured by the land charges listed in ANNEX 19.1 and all costs, penalties, fines and repayments claims resulting from the Tenant or his Affiliates not complying or not having complied in the past with such obligations and acts. Section 19.iii of the Lease Agreement provides that the Tenant shall – inter alia – comply with all obligations of the Landlord, if and to the extent, such obligations still apply under the agreements or acts secured by the land charges listed in ANNEX 19.1 no. 37 MEDIAN Gesundheitspark Bad Gottleuba, no. 13 MEDIAN Klinik NRZ Magdeburg, no. 35 MEDIAN Klinik Grünheide and no. 36 MEDIAN Reha-Zentrum Gyhum and no. 38 MEDIAN Klinik Berlin-Kladow and the obligations and acts secured by the land charges referred to in ANNEX 19.1. The Parties, the Primary Subtenants of the Individual Leased Objects referred to in the preceding two sentences and in ANNEX 19.1 as well as the Subtenants of the Individual Leased Objects referred to in the preceding two sentences and in ANNEX 19.1 agree that the respective Landlords concerned shall have direct claims against the Primary Subtenants concerned and the Subtenants concerned and that the Primary Subtenants concerned and the Subtenants concerned shall indemnify the Landlord concerned from all costs to comply with the obligations and acts secured by the land charges listed in ANNEX 19.1 and all costs, penalties, fines and repayments claims resulting from the Tenant or his Affiliates not complying or not having complied in the past with such obligations and acts and from all obligations referred to in the second sentence of this paragraph so that the respective Landlord concerned shall at any time be released from such penalties, fines and repayments claims and obligations. Therefore, only the obligation in rem (dingliche Haftung) relating to the respective land charge listed in ANNEX 19.1 but not the personal obligation (persönliche Schuld) secured is assumed by the Landlord concerned.

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1.2	The last sentence of Sec. 20.2 of the second paragraph of the Lease Agreement shall be deleted accordingly and be replaced by the following sentence:

“For the avoidance of doubt the Subtenants shall unless explicitly provided otherwise in this Lease Agreement not be liable for liabilities of the Tenant under this Agreement and, furthermore, shall not be liable jointly.”

1.3	Section 20.5 second sentence shall be replaced by the following paragraph:

“The provisions of Sections 9.2, 11.2, 11.8, 20.2 of the Lease Agreement and Section 1.1 of the First Amendment can only be amended with effect vis-à-vis the respective Subtenant if the Subtenant or the Subtenants concerned are party to the amendment.”

2.	MISCELLANEOUS

2.1	The Parties, the Primary Subtenants and the Subtenants confirm that with respect to this First Amendment Section 20.5 has been complied with.

2.2	Sec. 20.6 of the Lease Agreement shall read as follows:

“The Parties are aware of the special written form requirements of Sections 550 sentence 1, 126 of the Civil Code. They hereby mutually agree to take, upon request made at any time by one party, all actions and to make all declarations which are necessary to satisfy the written form requirements provided for by law, in particular in connection with entering into any supplemental agreements (Nachtragsverträge), and not to prematurely terminate this Lease Agreement until that point in time based on non-compliance with the written form requirement provided for by law. This does not apply to an acquirer or acquirers of one or more than one Individual Leased Object; to such acquirer or acquirers the statutory provisions shall apply.”

2.3	Unless explicitly provided otherwise in this First Amendment the Lease Agreement shall remain valid, in force and shall continue to apply and the Parties hereby explicitly approve and reconfirm the Lease Agreement as amended by this First Amendment.

12

ANNEX A. 1-1 to 2. Deed Addendum

29 June 2015

Second Amendment Agreement

to the

Master Lease Agreement

dated 29 April 2015

and the

First Amendment

dated

24 June 2015

RECITALS		10

1.	References	11

2.	COMMENCEMENT OF THE LEASE	11

3.	RENT	11

4.	MISCELLANEOUS	12

2

THIS SECOND AMENDMENT AGREEMENT to the MASTER LEASE AGREEMENT originally dated 29 April 2015 and the FIRST AMENDMENT dated 24 June 2015 IS DATED 29 June 2015 AND MADE BETWEEN:

1.	01) MPT RHM Heiligendamm S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191147

02) MPT RHM Wismar S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191142

03) MPT RHM Bad Sulze S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191153

04) MPT RHM Hoppegarten S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191145

05) MPT RHM Kalbe S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191192

06) MPT RHM Flechtingen S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191274

07) MPT RHM Flechtingen II S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191281

3

08) MPT RHM Tennstedt S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 190634

09) MPT RHM Adelsberg S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191283

10) MPT RHM Lobenstein S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 190648

11) MPT RHM Bad Lausick S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191279

12) MPT RHM Berggiesshubel S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191193

19) MPT RHM Burg Landshut S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 190578

20) MPT RHM Moselschleife S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191187

23) MPT RHM Braunfels S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 190621

4

24) MPT RHM Hohenfeld S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191285

25) MPT RHM Kinzigtal S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191175

26) MPT RHM Sudpark S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191177

27) MPT RHM Kaiserberg S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191172

28) MPT RHM Schlangenbad S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 190616

29) MPT RHM Aukammtal S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 190620.

30) MPT RHM Gunzenbach S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 190611

31) MPT RHM Achertal S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 190571

5

32) MPT RHM St. George Bad Durrheim S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191195

33) MPT RHM Franz Alexander S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191156

34) MPT RHM St. George Bad Krotzingen S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191200

35) MPT RHM Grunheide S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191158

36) MPT RHM Gyhum S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191154

37) MPT RHM Gottleuba S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 190638

38) MPT RHM Kladow S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 191164

13) NRZ Gruppe S.à r.l. a private limited liability company ((société à responsabilité limitée (S.à r.l.)) organized under the laws of Luxembourg having its business address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 165183

6

– in relation to the Individual Leased Object owned by it, the “Landlord” and,

collectively with all other Landlords, the “Landlords” –

and

2.	Remedco Tenant S.à r. l. a private limited liability company (société à responsabilité limitée) organized under the laws of the Grand Duchy of Luxembourg having its business address at 2-4 Rue Beck, L-1222 Luxembourg and registered with the Luxembourg Trade and Companies Register under the number B 196181

– the “Tenant” —

– the Landlord and the Tenant collectively, the “Parties” and individually a

“Party” –

3.	G 19 to 20) Median REHA Holding GmbH, a private limited liability company (GmbH) organized under the laws of Germany having its business address at Bismarckstr. 105, 10625 Berlin and registered with the Trade and Companies register of the local court of Charlottenburg under the number HRB 119217 B

G 23) Braunfels Holding GmbH, a private limited liability company (GmbH) organized under the laws of Germany having its business address at Bismarckstraße 105, 10625 Berlin and registered with the Trade and Companies register of the local court of Charlottenburg under the number HRB 118709 B

G 1 to 12, 35) Median Holding GmbH, a private limited liability company (GmbH) organized under the laws of Germany having its business address at Bismarckstr. 105, 10625 Berlin and registered with the Trade and Companies register of the local court of Charlottenburg under the number HRB 117203 B

G 37) Median Kliniken GmbH & Co. KG, a limited partnership (KG) organized under the laws of Germany having its business address at Bismarckstraße 105, 10625 Berlin and registered with the Trade and Companies register of the local court of Charlottenburg under the number HRA 22809 B

G 38) AHB Holding GmbH, a private limited liability company (GmbH) organized under the laws of Germany having its business address at Bismarckstr. 105, 10625 Berlin and registered with the Trade and Companies register of the local court of Charlottenburg under the number HRB 119190 B

7

G 24 to 29) Polo Holding GmbH, a private limited liability company (GmbH) organized under the laws of Germany having its business address at Bismarckstr. 105, 10625 Berlin and registered with the Trade and Companies register of the local court of Friedberg (Hessen) under the number HRB 7165 B

G 30 to 34) Karl Kliniken Holding GmbH, a private limited liability company (GmbH) organized under the laws of Germany having its business address at Bismarckstr. 105, 10625 Berlin and registered with the Trade and Companies register of the local court of Charlottenburg under the number HRB 133437 B

G 13) NRZ Holding GmbH, a private limited liability company (GmbH) organized under the laws of Germany having its business address at Bismarckstraße 105, 10625 Berlin and registered with the Trade and Companies register of the local court of Charlottenburg under the number HRB 120917 B

G 36) Median Kliniken Nord Holding GmbH, a private limited liability company (GmbH) organized under the laws of Germany having its business address at Bismarckstraße 105, 10625 Berlin and registered with the Trade and Companies register of the local court of Charlottenburg under the number HRB 154780 B

– each in relation to the Individual Leased Object let and sublet by it a “Primary

Subtenant” or “Guarantor” and collectively with all other Primary

Subtenants/Guarantors the “Primary Subtenants” or “Guarantors”–

4.	H 23) Orthopädische Klinik Braunfels GmbH & Co. KG, a limited partnership (KG) organized under the laws of Germany having its business address at Hasselbornring 5, 35619 Braunfels and registered with the Trade and Companies register of the local court of Wetzlar under the number HRA 2998 B

H 1) to 12), 35) MEDIAN Kliniken GmbH & Co. KG, a limited partnership (KG) organized under the laws of Germany having its business address at Bismarckstraße 105, 10625 Berlin and registered with the Trade and Companies register of the local court of Charlottenburg under the number HRA 22809 B

H 37) Klinik Bad Gottleuba GmbH & Co. Betriebs KG, a limited partnership (KG) organized under the laws of Germany having its business address at Bismarckstr. 105, 10625 Berlin and registered with the Trade and Companies register of the local court of Charlottenburg under the number HRA 23548 B

8

H 36) Median Reha Zentrum Gyhum GmbH & Co. KG, a limited partnership (KG) organized under the laws of Germany having its business address at Bismarckstr. 105, 10625 Berlin and registered with the Trade and Companies register of the local court of Charlottenburg under the number HRA 49460 B

H 38) AHB-Klinik GmbH Berlin & Co. KG, a limited partnership (KG) organized under the laws of Germany having its business address at Bismarckstr. 105, 10625 Berlin at registered with the Trade and Companies register of the local court of Charlottenburg under the number HRA 21285 B

H 19) to 20) REHA Gesellschaft fur Rehabilitation mbH, a private limited liability company (GmbH) organized under the laws of Germany having its business address at Bismarckstraße 105, 10625 Berlin and registered with the Trade and Companies register of the local court of Charlottenburg under the number HRB 18963 B

H 24) MEDIAN Hohenfeld-Klinik für Orthopädie GmbH & Co. KG, a limited partnership (KG) organized under the laws of Germany having its business address at Zanderstraße 28, 61231 bad Nauheim and registered with the Trade and Companies register of the local court of Friedberg (Hessen) under the number HRA 1024

H 25) MEDIAN Kinzigtal-Klinik GmbH & Co. KG, a limited partnership (KG) organized under the laws of Germany having its business address at Zanderstraße 28, 61231 Bad Nauheim and registered with the Trade and Companies register of the local court of Friedberg (Hessen) under the number HRA 1022

H 26) MEDIAN Klinik am Südpark GmbH & Co. KG, a limited partnership (KG) organized under the laws of Germany having its business address at Zanderstraße 28, 61231 Bad Nauheim and registered with the Trade and Companies register of the local court of Friedberg (Hessen) under the number HRA 1021

H 27) MEDIAN Kaiserberg-Klinik GmbH & Co. KG, a limited partnership (KG) organized under the laws of Germany having its business address at Zanderstraße 28, 61231 Bad Nauheim and registered with the Trade and Companies register of the local court of Friedberg (Hessen) under the number HRA 1020

H 28) MEDIAN Rehazentrum Schlangenbad GmbH &. Co. KG, a limited partnership (KG) organized under the laws of Germany having its business address at Zanderstraße 28, 61231 Bad Nauheim and registered with the Trade and Companies register of the local court of Friedberg (Hessen) under the number HRA 4117

9

H 29) MEDIAN Rehaklinik Aukammtal GmbH & Co. KG, a limited partnership (KG) organized under the laws of Germany having its business address at Zanderstraße 28, 61231 Bad Nauheim and registered with the Trade and Companies register of the local court of Friedberg (Hessen) under the number HRA 4107

H 30) to 34) Oberrheinische Kliniken GmbH & Co. Betriebs KG, a limited partnership (KG) organized under the laws of Germany having its business address at Hofstraße 14-16, 79189 Bad Krozingen and registered with the Trade and Companies register of the local court of Freiburg i.Br. under the number HRA 310419

H 13) NRZ Magdeburg Median Kliniken GmbH & Co., a limited partnership (KG) organized under the laws of Germany having its business address at Bismarckstr. 105, 10625 Berlin and registered with the Trade and Companies register of the local court of Charlottenburg under the number HRA 29611 B

– each in relation to the Individual Leased Object let by it a “Subtenant” and collectively with all other Subtenants the “Subtenants”–

IT IS AGREED AS FOLLOWS:

RECITALS

(A)	On 29 April 2015 the Landlord concluded a master lease agreement (the “Lease Agreement”) with the Tenant, the Primary Subtenants and the Subtenants as part of a sale-and-lease-back transaction and notarized as ANNEX C of the framework deed with deed-no. (Urkundenrolle Nr.) 978/2015 Br of the notary Dr. Florian Braunfels (the “Framework Deed”). The parties to the Framework Deed in addition, inter alia, entered into the property purchase agreements notarized as ANNEXES A.01 to A.38 to the Framework Deed (the “Property Purchase Agreement(s)”) as well as the share purchase agreement notarized as ANNEX B.13. The Framework Deed was amended by Deed-No. 1421/2015 Br of the notary Dr. Florian Braunfels (the “Deed Addendum”). In particular the Property Purchase Agreements notarized as Annexes A.01 to A.38 to the Framework Deed and the Share Purchase Agreement notarized as Annex B.13 to the Framework Deed were amended in the Deed Addendum and the First Amendment (a first amendment to the Lease Agreement) was entered into.

10

(B)	Unless otherwise defined in this second amendment to the Lease Agreement (“Second Amendment”) capitalized terms used herein shall have the meanings attributed to in the Lease Agreement (as amended by the First Amendment).

(C)	The parties wish to amend the Lease Agreement in this Second Amendment (which is part of a supplement to the Sales-and-Lease-Back Transaction in form of a second amendment to the Framework Deed (the “Second Deed Addendum”)) as follows:

NOW, THEREFORE.

1.	REFERENCES

1.1	The Parties agree that to the degree the Lease Agreement as amended by the First Amendment and the Second Amendment contains references, in particular to parts of the Framework Deed and Annexes (including references to other deeds) or provisions therein these references refer to the respective most recent version amended by the Deed Addendum and the Second Deed Addendum.

2.	COMMENCEMENT OF THE LEASE

The Parties agree that to the degree that section 3.1 of the Lease Agreement refers to the respective Property Purchase Agreement or the closing of the Share Purchase Agreement this shall refer to the respective Property Purchase Agreement and the Share Purchase Agreement as amended by the Deed Addendum and the Second Deed Addendum.

3.	RENT

With respect to Rent for avoidance of doubt the Parties confirm that in case commencement takes place during a day and not with commencement of a day the Commencement of the Lease takes place at the exact time at which transfer of possession regarding the Individual Leased Object concerned takes place whereas the obligation to pay the respective Individual Rent commences with the first full day of the Lease Term of the Individual Leased Object concerned.

11

4.	MISCELLANEOUS

Unless explicitly provided otherwise in this Second Amendment the Lease Agreement in the form as amended by the First Amendment shall remain valid, in force and shall continue to apply.

12

Annex 1.1

Annex 1.1 Kaufobjekt/Purchase Object: PPA 02 MEDIAN Klinik Wismar

A.	Beschreibung der Liegenschaft

	Amtsgericht		Wismar
	Grundbuch von		Wismar
	Blatt / Flur / Flurstück(e)		Blatt	Flur	Flurstück(e)
			6861	12	12, 13/3, 13/4
	Eingetragener Eigentümer		MEDIAN Kliniken GmbH & Co. KG

B.	Belastungen	Flurstück

	Abteilung II		–	Beschränkte persönliche Dienstbarkeit (Kraft-Wärme-Kopplungsanlage) für Techem Energy Contracting GmbH

		13/3 13/4	–

Bedingte und befristete Rückauflassungsvormerkung für die

Hansestadt Wismar mit mehrmalig ausnutzbarem Vorrangsvorbehalt für Grundpfandrechte bis zu EUR 27.609.761,58, nebst bis zu 20% Zinsen jährlich und bis zu 10% Nebenleistung einmalig, Anrechnung der Grundschuld III/1

	Abteilung III		–	Lfd. Nr. 1.1: Briefgrundschuld i.H.v. EUR 21.112.385,92 für die Norddeutsche Landesbank Girozentrale, 15% Zinsen jährlich, 10% Nebenleistung einmalig, hinsichtlich des zuletzt zu zahlenden Teilbetrags i.H.v. EUR 2.556.459,41 sowie hinsichtlich der Zinsen und der anteiligen Nebenleistung sofort vollstreckbar, geteilt in:

• Lfd. Nr. 1.1.1: Briefgrundschuld i.H.v. EUR 15.112.385,92 für Norddeutsche Landesbank Girozentrale, 15% Zinsen jährlich, 10% Nebenleistung einmalig, sofort vollstreckbar;

• Lfd. Nr. 1.1.2: Briefgrundschuld i.H.v. EUR 6.000.000,00 für IKB Deutsche Industriebank AG, 15% Zinsen jährlich, 10% Nebenleistung einmalig, sofort vollstreckbar

			–	Lfd. Nr. 2: Buchgrundschuld i.H.v. EUR 500.000,00 für die IKB Deutsche Industriebank AG, 15% Zinsen jährlich, 5% Nebenleistung einmalig, sofort vollstreckbar

C.	Kaufpreis/Purchase Price

	Total	EUR 24.600.00,00

D.	Käufer/Vermieter

MPT RHM Wismar S.à r.l.

E.	Verkäufer

MEDIAN Kliniken GmbH & Co. KG

F.	Hauptuntermieter/Primary Subtenant

Median Holding GmbH

G.	Untermieter/Subtenant

MEDIAN Kliniken GmbH & Co. KG

H.	Mietzins/Rent

	Total	EUR 2.070.336,00 pro Jahr (zahlbar in Raten monatlich im Voraus)

I.	Zu übernehmende Belastungen in Abteilung III

2

Annex 1.1

Annex 1.1 Kaufobjekt/Purchase Object: PPA 03MEDIAN Klinik Bad Sülze

A.	Beschreibung der Liegenschaft

	Amtsgericht		Ribnitz-Damgarten
	Grundbuch von		Bad Sülze
	Blatt / Flur / Flurstück(e)		Blatt	Flur	Flurstück(e)
			3517	3	306/2, 315/2, 315/3
	Eingetragener Eigentümer		MEDIAN Kliniken GmbH & Co. KG

B.	Belastungen	Flurstück

	Abteilung II	alle	–	Beschränkte persönliche Dienstbarkeit (Betreiben einer KWK Anlage) für die duobloq Energie GmbH

	Abteilung III	alle	–	Lfd. Nr. 1: Briefgrundschuld i.H.v. DM 10.000.000,00 (EUR 5.112.918,81) für die Norddeutsche Landesbank Girozentrale, 15% Zinsen jährlich, 10% Nebenleistung einmalig, sofort vollstreckbar

			–	Lfd. Nr. 2: Briefgrundschuld i.H.v. DM 12.000.000,00 (EUR 6.135.502,57) für die Norddeutsche Landesbank Girozentrale, 15% Zinsen jährlich, 10% Nebenleistung einmalig

			–	Lfd. Nr. 3: Buchgrundschuld i.H.v. EUR 3.758.058,52 für die Norddeutsche Landesbank Girozentrale, 15% Zinsen jährlich, 10% Nebenleistung einmalig, geteilt in:

• Lfd. Nr. 3.1: Buchgrundschuld i.H.v. EUR 2.870.977,33 für die Norddeutsche Landesbank Girozentrale, 15% Zinsen jährlich, 10% Nebenleistung einmalig

• Lfd. Nr. 3.2: Buchgrundschuld i.H.v. EUR 887.081,19 für die IKB Deutsche Industriebank AG, 15% Zinsen jährlich, 10% Nebenleistung einmalig

			–	Lfd. Nr. 5: Buchgrundschuld i.H.v. EUR 5.112.918,81 für die IKB Deutsche Industriebank, 15% Zinsen jährlich, 10% Nebenleistung einmalig, sofort vollstreckbar

C.	Kaufpreis/Purchase Price

	Total		EUR 22.600.00,00

D.	Käufer/Vermieter

MPT RHM Bad Sulze S.à r.l.

E.	Verkäufer

MEDIAN Kliniken GmbH & Co. KG

F.	Hauptuntermieter/Primary Subtenant

Median Holding GmbH

G.	Untermieter/Subtenant

Median Kliniken GmbH & Co KG

H.	Mietzins/Rent

	Total	EUR 1.902.016,00 pro Jahr (zahlbar in Raten monatlich im Voraus)

I.	Zu übernehmende Belastungen in Abteilung III

J.	Noch einzutragende Belastungen in Abteilung II

2

Annex 1.1

Annex 1.1 Kaufobjekt/Purchase Object: PPA 06 MEDIAN Klinik Flechtingen I

A.	Beschreibung der Liegenschaft

Amtsgericht	Haldensleben
Grundbuch von	Flechtingen
Blatt / Flur / Flurstück(e)	Blatt	Flur	Flurstück(e)
1797	6	119
120/1
Eingetragener Eigentümer	MEDIAN Kliniken GmbH & Co. KG

B.	Belastungen	Flurstück

Abteilung II	119, 120/1	–	Grunddienstbarkeit (verschiedene Geh- und Fahrrecht)

–	Grunddienstbarkeit (verschiedene Geh- und Fahrrecht)

–	Grunddienstbarkeit (verschiedene Geh- und Fahrrecht)

–	Grunddienstbarkeit (verschiedene Geh- und Fahrrecht)

–	Grunddienstbarkeit (verschiedene Geh- und Fahrrecht)

–	Grunddienstbarkeit (verschiedene Geh- und Fahrrecht)

119	–	Beschränkte persönliche Dienstbarkeit (Gasdruckregelstationsrecht) für die E. ON Avacon AG

–	Beschränkte persönliche Dienstbarkeit (Gasleitungs- und Fernmeldekabelrecht) für die E. ON Avacon AG; Recht zum Bauen, Betreiben, Unterhalten und Auswechseln von Gas- und Fernmeldekabel

Abteilung III	Zusammen mit Flechtingen II	–	Lfd. Nr. 7: Buchgrundschuld i.H.v. EUR 500.000,00 für die IKB Deutsche Industriebank AG, 15% Zinsen jährlich, 5% Nebenleistung einmalig, sofort vollstreckbar

119,120/1	–	Lfd. Nr. 1: Briefgrundschuld i.H.v. EUR 5.112.918,81 für die Norddeutsche Landesbank Girozentrale, 15% Zinsen jährlich, 10% Nebenleistung einmalig, sofort vollstreckbar

–	Lfd. Nr. 2: Buchgrundschuld i.H.v. EUR 4.192.593,43 für die Norddeutsche Landesbank Girozentrale, 15% Zinsen jährlich, 10% Nebenleistung einmalig

		–	Lfd. Nr. 3: Buchgrundschuld i.H.v. EUR 2.556.459,41 für die norddeutsche Landesbank Girozentrale, 15% Zinsen jährlich, 10% Nebenleistung, sofort vollstreckbar; geteilt in:

• Lfd. Nr. 3.1: Buchgrundschuld i.H.v. EUR 1.400.935,44 für die Norddeutsche Landesbank Girozentrale, 15% Zinsen jährlich, 10% Nebenleistung einmalig, sofort vollstreckbar

• Lfd. Nr. 3.2: Buchgrundschuld i.H.v. EUR 1.155.523,97 für die IKB Deutsche Industriebank AG, 15% Zinsen jährlich, 10% Nebenleistung einmalig, sofort vollstreckbar,

		–	Lfd. Nr. 4: Buchgrundschuld i.H.v. EUR 4.844.476,03 abgetreten an die IKB Deutsche Industriebank AG, 15% Zinsen jährlich, 10% Nebenleistung einmalig

C.	Kaufpreis/Purchase Price

	Total	EUR 17.200.000,00

D.	Käufer/Vermieter

MPT RHM Flechtingen S.à r.l.

E.	Verkäufer

MEDIAN Kliniken GmbH & Co. KG

F.	Hauptuntermieter/Primary Subtenant

Median Holding GmbH

G.	Untermieter/Subtenant

MEDIAN Kliniken GmbH & Co. KG

H.	Mietzins/Rent

	Total	EUR 1.447.552,00 pro Jahr (zahlbar in Raten monatlich im Voraus)

I.	Zu übernehmende Belastungen in Abteilung III

J.	Noch einzutragende Belastungen in Abteilung II

2

Annex 1.1

Annex 1.1 Kaufobjekt/Purchase Object: PPA 07 MEDIAN Klinik Flechtingen II

A.	Beschreibung der Liegenschaft

	Amtsgericht			Haldensleben
	Grundbuch von			Flechtingen
	Blatt / Flur / Flurstück(e)			Blatt	Flur	Flurstück(e)
				1797	6	125/1
	Eingetragener Eigentümer			MEDIAN Kliniken GmbH & Co. KG

B.	Belastungen	Flurstück

	Abteilung II	125/1	–	Geh- und Fahrrecht zugunsten der Eigentümer der benachbarten Grundstücke

	Abteilung III	Zusammen mit Flechtingen I	–	Lfd. Nr. 7: Buchgrundschuld i.H.v. EUR 500.000,00 für die IKB Deutsche Industriebank AG, 15% Zinsen jährlich, 5% Nebenleistung einmalig, sofort vollstreckbar

		125/1	–	Lfd. Nr. 6: Buchgrundschuld i.H.v. EUR 28.121.053,47 für die Frankfurter Hypothekenbank AG, 15% Zinsen jährlich, 10% Nebenleistung einmalig, sofort vollstreckbar hinsichtlich eines Teilbetrags von DM 5.000.000,00 nebst anteiliger Zinsen von 15% und anteiliger Nebenleistung von 10%

C.	Kaufpreis/Purchase Price

	Total			EUR 25.300.000,00

D.	Käufer/Vermieter

MPT RHM Flechtingen II S.à r.l.

E.	Verkäufer

MEDIAN Kliniken GmbH & Co. KG

F.	Hauptuntermieter/Primary Subtenant

Median Holding GmbH

G.	Untermieter/Subtenant

MEDIAN Kliniken GmbH & Co. KG

H.	Mietzins/Rent

	Total			EUR 2.129.248,00 pro Jahr (zahlbar in Raten monatlich im Voraus)

I.	Zu übernehmende Belastungen in Abteilung III

Annex 1.1

Annex 1.1 Kaufobjekt/Purchase Object: PPA 08 MEDIAN Klinik Bad Tennstedt

A.	Beschreibung der Liegenschaft

	Amtsgericht		Mühlhausen Zweigstelle Bad Langensalza
	Grundbuch von		Bad Tennstedt
	Blatt / Flur / Flurstück(e)		Blatt	Flur	Flurstück(e)
			4473	26	417/0, 420/0, 421/0, 411/0, 412/2, 414/0, 413/2, 418/0, 419/0, 416/0, 423/0, 424/0, 422/0, 391/0, 396/1 390/0, 392/0, 395/0, 397/0, 398/1, 415/1, 415/2, 412/1, 400/1, 413/3, 413/4
	Eingetragener Eigentümer		MEDIAN Kliniken GmbH & Co. KG

B.	Belastungen	Flurstück

	Abteilung II	391/0 396/1 390/0 397/0 398/1	–	Beschränkte persönliche Dienstbarkeit (Leitungs- und Anlagenrecht) für den Abwasserzweckverband Mittlere Unstrut

		414/0, 416/0	–	Beschränkte persönliche Dienstbarkeit (Errichtungs-, Betriebs- und Nutzungsrecht für eine KWK-Anlage) für duobloq Energie GmbH

	Abteilung III	417/0 420/0 421/0 411/0 412/2 414/0 413/2 418/0 419/0 416/0 391/0 396/1 390/0 392/0 395/0 397/0 398/1 415/1 415/2 400/1 413/3	– – –

Lfd. Nr. 1: Briefgrundschuld i.H.v. DM 10.000.000,00 (EUR 5.112.918,81) für die Norddeutsche Landesbank Girozentrale, 15% Zinsen jährlich, 10% Nebenleistung einmalig, sofort vollstreckbar

Lfd. Nr. 2: Briefgrundschuld i.H.v. DM 12.000.000,00 (EUR 6.135.502,57) für die Norddeutsche Landesbank Girozentrale, 15% Zinsen jährlich, 10% Nebenleistung einmalig

Lfd. Nr. 3: Buchgrundschuld i.H.v DM 10.000.000,00 (EUR 5.112.918,81) für die Norddeutsche Landesbank Girozentrale, 15% Zinsen jährlich, 10% Nebenleistung einmalig, sofort vollstreckbar

–	Lfd. Nr. 4: Buchgrundschuld i.H.v. EUR 10.279.155,26 für die Norddeutsche Landesbank Girozentrale, 15% Zinsen jährlich, 10% Nebenleistung einmalig, davon abgetreten:

• Lfd. Nr. 4A: letztrangiger Teilbetrag i.H.v. EUR 6.000.000,00 an die IKB Deutsche Industriebank, mit Nebenleistung und Zinsen

Alle Flurstücke	–	Lfd. Nr. 6: Buchgrundschuld i.H.v. EUR 500.000,00 für die IKB Deutsche Industriebank AG, 15% Zinsen jährlich, 5% Nebenleistung einmalig, sofort vollstreckbar

C.	Kaufpreis/Purchase Price

Total	EUR 31.500.000,00

D.	Käufer/Vermieter

MPT RHM Tennstedt S.à r.l.

E.	Verkäufer

MEDIAN Kliniken GmbH & Co. KG

F.	Hauptuntermieter/Primary Subtenant

Median Holding GmbH

G.	Untermieter/Subtenant

MEDIAN Kliniken GmbH & Co. KG

H.	Mietzins/Rent

Total	EUR 2.651.040,00 pro Jahr (zahlbar in Raten monatlich im Voraus)

I.	Zu übernehmende Belastungen in Abteilung III

2

Annex 1.1

Annex 1.1 Kaufobjekt/Purchase Object: PPA 10 MEDIAN Klinik Bad Lobenstein

A.	Beschreibung der Liegenschaft

	Amtsgericht		Pößneck Zweigstelle Lobenstein
	Grundbuch von		Lobenstein
	Blatt / Flur / Flurstück(e)		Blatt	Flur	Flurstück(e)
			1053	5	1542, 1547, 1541, 368,
1532, 1539, 1538,
1540, 1533, 1536/1,
1520/2, 1678, 1535,
1553/5, 1554/4
	Eingetragener Eigentümer		MEDIAN Kliniken GmbH & Co. KG

B.	Belastungen	Flurstück

	Abteilung II	368, 1678	–	Beschränkte persönliche Dienstbarkeit (Kabelrecht) für die TEAG Thüringer Energie AG

		1678	–	Beschränkte persönliche Dienstbarkeit (Gasleitungsrecht) für die Gasversorgung Thüringen GmbH

		1532	–	Beschränkt persönliche Dienstbarkeit (Leitungs- und Anlagenrecht für duobloq Energie GmbH

	Abteilung III	1542, 1547, 1541, 368, 1532, 1539, 1538, 1540, 1533, 1536/1, 1520/2, 1678, 1535, 1553/5, 1554/4	– –

Lfd. Nr. 1: Buchgrundschuld i.H.v. EUR 22.533.741,50 für die Norddeutsche Landesbank Girozentrale, 15% Zinsen jährlich, DM 5.860.000,00 einmalige Nebenleistung, sofort vollstreckbar wegen des zuletzt zu zahlenden Teilbetrags i.H.v. DM 7.000.000,00 nebst Zinsen i.H.v. 15% und anteiliger Nebenleistung, davon abgetreten:

•    Lfd. Nr. 1a: Letztrangiger Teilbetrag i.H.v. EUR 6.000.000,00 abgetreten mit Nebenleistung und Zinsen an die IKB Deutsche Industriebank AG

Lfd. Nr. 2: Buchgrundschuld i.H.v. EUR 500.000,00 für die IKB Deutsche Industriebank AG, 15% Zinsen jährlich, 5% Nebenleistung einmalig, sofort vollstreckbar

C.	Kaufpreis/Purchase Price

	Total		EUR 24.100.000,00

D.	Käufer/Vermieter

MPT RHM Lobenstein S.à r.l.

E.	Verkäufer

MEDIAN Kliniken GmbH & Co. KG

F.	Hauptuntermieter/Primary Subtenant

Median Holding GmbH

G.	Untermieter/Subtenant

MEDIAN Kliniken GmbH & Co. KG

H.	Mietzins/Rent

	Total	EUR 2.028.256,00 pro Jahr (zahlbar in Raten monatlich im Voraus)

I.	Zu übernehmende Belastungen Abteilung III

2

Annex 1.1

Annex 1.1 Kaufobjekt/Purchase Object: PPA 11 MEDIAN Klinik Bad Lausick

A.	Beschreibung der Liegenschaft

Amtsgericht	Grimma
Grundbuch von	Bad Lausick
Blatt / Flur / Flurstück(e)	Blatt	Flur	Flurstück(e)
1121	567, 576, 577, 568,
569, 566/2
Eingetragener Eigentümer	MEDIAN Kliniken GmbH & Co. KG

B.	Belastungen	Flurstück

Abteilung II	567, 568, 569	–	Beschränkte persönliche Dienstbarkeit (abwassertechnisches Anlagenrecht) für die Kommunale Wasserwerke Grimma-Geithain GmbH

567, 576, 577	–	Beschränkte persönliche Dienstbarkeit (Geh- und Fahrtrecht) an für die Kommunale Wasserwerke Grimma-Geithain GmbH

alle	–	Beschränkte persönliche Dienstbarkeit (Strom- und Wärmeerzeugungsanlagenrecht) an den Flurstücken Nr. 567, 576, 577, 568, 569 und 566/2 für duobloq Energie GmbH

Abteilung III	alle Flurstücke	–	Lfd. Nr. 1: Briefgrundschuld i.H.v. DM 10.000.000,00 (EUR 5.112.918,81) für die Norddeutsche Landesbank Girozentrale, 15% Zinsen jährlich, 10% Nebenleistung einmalig, sofort vollstreckbar

–	Lfd. Nr. 2: Buchgrundschuld i.H.v. EUR 6.774.049,25 für die Norddeutsche Landesbank Girozentrale, 15% Zinsen jährlich, 10% Nebenleistung einmalig

–	Lfd. Nr. 3: Buchgrundschuld i.H.v. EUR 2.556.459,41 abgetreten an die IKB Deutsche Industriebank AG, 15% Zinsen jährlich, 10% Nebenleistung einmalig, sofort vollstreckbar

–	Lfd. Nr. 4a: Buchgrundschuld i.H.v. EUR 3.443.540,59 abgetreten an die IKB Deutsche Industriebank AG, 15% Zinsen jährlich, 10% Nebenleistung einmalig

–	Lfd. Nr. 6: Buchgrundschuld i.H.v. EUR 500.000,00 für die IKB Deutsche Industriebank AG, 15% Zinsen jährlich, 5% Nebenleistung einmalig, sofort vollstreckbar

C.	Kaufpreis/Purchase Price

	Total	EUR 17.800.000,00

D.	Käufer/Vermieter

MPT RHM Bad Lausick S.à r.l.

E.	Verkäufer

MEDIAN Kliniken GmbH & Co. KG

F.	Hauptuntermieter/Primary Subtenant

Median Holding GmbH

G.	Untermieter/Subtenant

MEDIAN Kliniken GmbH & Co. KG

H.	Mietzins/Rent

	Total	EUR 1.498.048,00 pro Jahr (zahlbar in Raten monatlich im Voraus)

I.	Zu übernehmende Belastungen in Abteilung III

2

Annex 1.1

Annex 1.1 Kaufobjekt/Purchase Object: PPA 23 MEDIAN Klinik Braunfels

A.	Beschreibung der Liegenschaft

Amtsgericht
	Grundbuch von		Wetzlar
	Blatt / Flur / Flurstück(e)		Braunfels
			Blatt	Flur	Flurstück(e)
			3919	1	259/1
	Eingetragener Eigentümer		Orthopädische Klinik Braunfels GmbH & Co. KG

B.	Belastungen	Flurstück

	Abteilung II		keine

	Abteilung III	259/1	–	Lfd. Nr. 1: Buchgrundschuld i.H.v. EUR 9.203.253,86, 15% Zinsen jährlich, sofort vollstreckbar, geteilt in:

• Lfd. Nr. 1a: Buchgrundschuld i.H.v. EUR 6.135.502,57 für die Norddeutsche Landesbank Girozentrale, 15% Zinsen jährlich, sofort vollstreckbar, davon abgetreten:

– Lfd. Nr. 1aI: letztrangiger Teilbetrag i.H.v. EUR 727.502,57 an die IKB Deutsche Industriebank AG, 15% Zinsen, sofort vollstreckbar

• Lfd. Nr. 1b: Buchgrundschuld i.H.v. EUR 3.067.751,29 für IKB Deutsche Industriebank AG, 15% Zinsen jährlich, sofort vollstreckbar

			–	Lfd. Nr. 2: Buchgrundschuld i.H.v. EUR 500.000,00 für IKB Deutsche Industriebank AG, 15% Zinsen jährlich, 5% Nebenleistungen einmalig, sofort vollstreckbar

C.	Kaufpreis/Purchase Price

	Total		EUR 15.700.000,00

D.	Käufer/Vermieter

MPT RHM Braunfels S.à r.l.

E.	Verkäufer

Orthopädische Klinik Braunfels GmbH & Co. KG

F.	Hauptuntermieter/Primary Subtenant

Braunfels Holding GmbH

G.	Untermieter/Subtenant

Orthopädische Klinik Braunfels GmbH & Co. KG

H.	Mietzins/Rent

	Total	EUR 1.321.215,00 pro Jahr (zahlbar monatlich im Voraus)

I.	Zu übernehmende Belastungen in Abteilung III

2

Annex 1.1

Annex 1.1 Kaufobjekt/Purchase Object: PPA 24 MEDIAN Hohenfeld-Kliniken für Orthopädie und Psychosomatik, Bad Camberg

A.	Beschreibung der Liegenschaft

	Amtsgericht		Limburg a.d. Lahn
	Grundbuch von		Camberg
	Blatt / Flur / Flurstück(e)		Blatt	Flur	Flurstück(e)
			2558	44	79/7, 79/8
	Eingetragener Eigentümer		Polo Holding GmbH

B.	Belastungen	Flurstück

	Abteilung II	79/7	–	Reallast – Verpflichtung auf entgeltliche Lieferung von Wärme zugunsten des jeweiligen Eigentümers des Grundstücks Flurstücks 79/8
		79/7, 79/8	–	Beschränkte persönliche Dienstbarkeit (Kraft-WärmeKopplungsanlagenrecht) für Techem Energy Contracting GmbH
	Abteilung III	79/8	–	Lfd. Nr. 3: Briefgrundschuld i.H.v. DM 3.800.000,00 (EUR 1.942.909,14) für Pfälzische Hypothekenbank AG, 18% Zinsen jährlich, sofort vollstreckbar
			–	Lfd. Nr. 4: Buchgrundschuld i.H.v. EUR 930.000,00 für Eurohypo AG, 18% Zinsen jährlich

C.	Kaufpreis/Purchase Price

	Total		EUR 18.100.000,00

D.	Käufer/Vermieter

MPT RHM Hohenfeld S.à r.l.

E.	Verkäufer/Seller

Polo Holding GmbH

F.	Hauptuntermieter/Primary Subtenant

Polo Holding GmbH

G.	Untermieter/Subtenant

Median Hohenfeld-Klinik für Orthopädie GmbH & Co. KG

H.	Mietzins/Rent

	Total		EUR 1.522.210,00 pro Jahr (zahlbar in Raten monatlich im Voraus)

I.	Zu übernehmende Belastungen in Abt. III

Keine/None

Annex 1.1

Annex 1.1 Kaufobjekt/Purchase Object: PPA 25 MEDIAN Kinzigtal-Klinik

A.	Beschreibung der Liegenschaft

	Amtsgericht		Gelnhausen

	Grundbuch von		Bad Soden

	Blatt / Flur / Flurstück(e)		Blatt	Flur	Flurstück(e)
			1494	17	51/3, 51/10, 51/11, 51/13, 51/14, 51/15, 51/16, 51/9, 174/5

	Eingetragener Eigentümer		Polo Holding GmbH

B.	Belastungen	Flurstück

	Abteilung II	51/9, 174/5	–	Beschränkte persönliche Dienstbarkeit (KWK Anlagenrecht) für duobloq Energie GmbH

	Abteilung III	alle Flurstücke	–	Lfd. Nr. 1: Briefgrundschuld i.H.v. EUR 2.045.167,52 für Deutsche Hypothekenbank Frankfurt AG, 13% Zinsen jährlich, sofort vollstreckbar

			–	Lfd. Nr. 2: Buchgrundschuld i.H.v. EUR 1.022.583,76 für Deutsche Hypothekenbank Frankfurt AG, 13% Zinsen jährlich, sofort vollstreckbar

C.	Kaufpreis/Purchase Price

	Total		EUR 7.700.000,00

D.	Käufer/Vermieter

MPT RHM Kinzigtal S.à r.l.

E.	Verkäufer

Polo Holding GmbH

F.	Hauptuntermieter/Primary Subtenant

Polo Holding GmbH

G.	Untermieter/Subtenant

MEDIAN Kinzigtal-Klinik GmbH & Co. KG

H.	Mietzins/Rent

	Total		EUR 647.570,00 pro Jahr (zahlbar in Raten monatlich im Voraus)

I.	Zu übernehmende Belastungen in Abteilung III

Annex 1.1

Annex 1.1 Kaufobjekt/Purchase Object: PPA 26 MEDIAN Klinik am Südpark

A.	Beschreibung der Liegenschaft

	Amtsgericht		Friedberg (Hessen)

	Grundbuch von		Bad Nauheim

	Blatt / Flur / Flurstück(e)		Blatt	Flur	Flurstück(e)
			5375	10	409/1, 415/2

	Eingetragener Eigentümer		Polo Holding GmbH

B.	Belastungen	Flurstück

	Abteilung II	409/1, und Teile von 415/2	–	Vormerkung zur Sicherung des Anspruchs auf Rückübertragung des Eigentums für das Land Hessen

		Teile von 415/2	–	Vormerkung zur Sicherung des Anspruchs auf Übertragung des Eigentums für das Land Hessen

	Abteilung III	409/1, 415/2	–	Lfd. Nr. 1: Buchgrundschuld i.H.v. DM 12.000.000,00 (EUR 6.135.502,57) für die Aktiengesellschaft Pfälzische Hypothekenbank, 25% Zinsen jährlich, sofort vollstreckbar

C.	Kaufpreis/Purchase Price

	Total		EUR 11.200.000,00

D.	Käufer/Vermieter

MPT RHM Sudpark S.à r.l.

E.	Verkäufer

Polo Holding GmbH

F.	Hauptuntermieter/Primary Subtenant

Polo Holding GmbH

G.	Untermieter/Subtenant

MEDIAN Klinik am Südpark GmbH & Co. KG

H.	Mietzins/Rent

	Total		EUR 941.920,00 pro Jahr (zahlbar in Raten monatlich im Voraus)

I.	Zu übernehmende Belastungen in Abteilung III

J.	Noch einzutragende Belastungen in Abteilung II

Beschränkt persönliche Dienstbarkeit gemäß beigefügter Bewilligung (Anlage 1.2 a))

Annex 1.1

Annex 1.1 Kaufobjekt/Purchase Object: PPA 27 MEDIAN Kaiserberg-Klinik

A.	Beschreibung der Liegenschaft

	Amtsgericht		Friedberg (Hessen)

	Grundbuch von		Bad Nauheim

	Blatt / Flur / Flurstück(e)		Blatt	Flur	Flurstück(e)
			53757		16/2, 14/1, 15/1

	Eingetragener Eigentümer		Polo Holding GmbH

B.	Belastungen	Flurstück

	Abteilung II	14/1, 16/2	–	Vormerkung zur Sicherung des Anspruchs auf Rückübertragung des Eigentums für das Land Hessen

		16/2	–	Beschränkte persönliche Dienstbarkeit (Wohnungsrecht) für Willy Pitzer, geb. am 23.3.1923 und Evelin Pitzer, geb. am 30.07.1940; löschbar bei Todesnachweis

	Abteilung III	14/1, 16/2	–	Lfd. Nr. 3: Buchgrundschuld i.H.v. DM 10.000.000,00 (EUR 5.112.918,81) für Aktiengesellschaft Pfälzische Hypothekenbank, 15% Zinsen jährlich, sofort vollstreckbar

C.	Kaufpreis/Purchase Price

	Total		EUR 19.000.000,00

D.	Käufer/Vermieter

MPT RHM Kaiserberg S.à r.l.

E.	Verkäufer

Polo Holding GmbH

F.	Hauptuntermieter/Primary Subtenant

Polo Holding GmbH

G.	Untermieter/Subtenant

MEDIAN Kaiserberg-Klinik GmbH Co. KG

H.	Mietzins/Rent

	Total		EUR 1.598.850,00 pro Jahr (zahlbar in Raten monatlich im Voraus)

I.	Zu übernehmende Belastungen in Abteilung III

J.	Noch einzutragende Belastungen in Abteilung II

Beschränkt persönliche Dienstbarkeit gemäß beigefügter Bewilligung (Anlage 1.2. a))

Annex 1.1

Annex 1.1 Kaufobjekt/Purchase Object: PPA 28 MEDIAN RehaZentrum Schlangenbad

A.	Beschreibung der Liegenschaft

	Amtsgericht		Bad Schwalbach

	Grundbuch von		Schlangenbad

	Blatt / Flur / Flurstück(e)		Blatt	Flur	Flurstück(e)
			1583	2	12/4, 13/1, 17/8, 11/10, 11/8,
				6	22/2, 22/5

	Eingetragener Eigentümer		MEDIAN Rehazentrum Schlangenbad GmbH & Co. KG

B.	Belastungen	Flurstück

	Abteilung II	11/10, 11/8	–	Das Flurstück ist als Teil einer Gesamtanlage im Sinne von § 18 Abs.1 des Hessischen Denkmalschutzgesetzes in das Denkmalbuch des Landes Hessen eingetragen

		11/10, 22/2, 22/5	–	Beschränkte persönliche Dienstbarkeit (Wärmeversorgungsrecht) für die Rheingau Elektrizitätswerke GmbH

		17/8, 22/2, 22/5	–	Beschränkte persönliche Dienstbarkeit (Energieversorgungserdkabelrecht mit dazugehörigen Straßenleuchten und Kabelverteilerschrank) für Süwag Energie AG

		22/2	–	Grunddienstbarkeit (Gehund Fahrrecht) für den jeweiligen Eigentümer der Flurstücke 22/4, 22/6, 22/7, 22/8

			–	Grunddienstbarkeit (Recht, die durch das Grundstück führenden Wasserleitungen in Betrieb zu halten, zu unterhalten, sowie ggf. zu erneuern; Betretungsund Befahrungsrecht) für den jeweiligen Eigentümer der Flurstücke 22/4, 22/6, 22/7, 22/8

			–	Grunddienstbarkeit (Zutrittsrecht zur Klinik I, um von der Parkplatzseite den in der Klinik I gelegenen Behindertenzugang zum Thermalhallenbad benutzen zu können) für den jeweiligen Eigentümer des Flurstücks 22/3

			–	Grunddienstbarkeit (Zutrittsrecht zur Klinik I, um über den gemeinsamen Haupteingang zum Thermalhallenbad zu gelangen) für den jeweiligen Eigentümer des Flurstücks 22/3

			–	Grunddienstbarkeit (Zutrittsrecht zur Klinik I, um im Brandfalle aus dem Thermalhallenbad durch die Werkstatträume im Keller einen Fluchtweg zu erhalten) für den jeweiligen Eigentümer des Flurstücks 22/3

			–	Beschränkte persönliche Dienstbarkeit (Elektroversorgungskabelrecht) für die Gemeinde Schlangenbad

			–	Beschränkte persönliche Dienstbarkeit (Frischwasserleitungsrecht) für die Gemeinde Schlangenbad

			–	Beschränkte persönliche Dienstbarkeit (Strom- und Wärmeversorgungsanlagenrecht) für die hessenENERGIE Gesellschaft für rationelle Energienutzung mbH

		22/2, 22/5	–	Grunddienstbarkeit (Recht die durch die dienenden Grundstücke führenden Wasserleitungen in Betrieb zu halten, zu unterhalten, sowie gegebenenfalls zu erneuern; Betretungs- und Befahrungsrecht) für den jeweiligen Eigentümer der Flurstücke 1/12, 1/13, 1/14

	Abteilung III		–	Lfd. Nr. 1: Buchgrundschuld i.H.v. EUR 3.000.000,00 für die COMMERZBANK AG, 15% Zinsen jährlich, sofort vollstreckbar

C.	Kaufpreis/Purchase Price

	Total		EUR 5.000.000,00

D.	Käufer/Vermieter

MPT RHM Schlangenbad S.à r.l.

E.	Verkäufer

MEDIAN Rehazentrum Schlangenbad GmbH & Co. KG

F.	Hauptuntermieter/Primary Subtenant

Polo Holding GmbH

G.	Untermieter/Subtenant

MEDIAN Rehazentrum Schlangenbad GmbH & Co. KG

H.	Mietzins/Rent

	Total		EUR 420.769,00 pro Jahr (zahlbar in Raten monatlich im Vo-raus)

I.	Zu übernehmende Belastungen in Abt. III

Keine/None

2

Annex 1.1

Änderungen und Ergänzungen vorbehalten

Annex 1.1 Kaufobjekt/Purchase Object: PPA 29 MEDIAN Rehaklinik Aukammtal, Wiesbaden

A.	Beschreibung der Liegenschaft

	Amtsgericht		Wiesbaden

	Grundbuch von		Bierstadt

	Blatt / Flur / Flurstück(e)		Blatt	Flur	Flurstück(e)
			8128	59	432

	Eingetragener Eigentümer		Rehaklinik Aukammtal Pitzer GmbH & Co. KG (umfirmiert in MEDIAN Rehaklinik Aukammtal GmbH & Co KG)

B.	Belastungen Flurstück

	Abteilung II	Teile von 432	–	Grunddienstbarkeit (Geh- und Fahrrecht nebst Versorgungsleitungs- und Kanalanschlussrecht) für den jeweiligen Eigentümer des Grundstücks Sonnenberg Flur 14 Flurstück 105/7

		432	–	Lfd. Nr. 5: Beschränkte persönliche Dienstbarkeit (Recht zur alleinigen Errichtung und Betriebsführung von Strom-und Wärmeversorgungsanlagen mit entsprechender Untersagungspflicht des Eigentümers; bedingt befristet) für hessenENERGIE Gesellschaft für rationelle Energienutzung mbH, Wiesbaden;

	Abteilung III		–	Lfd. Nr. 5: Buchgrundschuld i.H.v. EUR 12.000.000,00 für die Eurohypo AG, 18% Zinsen jährlich, sofort vollstreckbar bezüglich eines Teilbetrages i.H.v. EUR 2.400.000,00 nebst den anteiligen Zinsen

C.	Kaufpreis/Purchase Price

	Total		EUR 9.300.000,00

D.	Käufer/Vermieter

MPT RHM Aukammtal S.à r.l

E.	Verkäufer

MEDIAN Rehaklinik Aukammtal GmbH & Co. KG, vormals Rehaklinik Aukammtal Pitzer GmbH & Co. KG

F.	Hauptuntermieter/Primary Subtenant

Polo Holding GmbH

G.	Untermieter/Subtenant

MEDIAN Rehaklinik Aukammtal GmbH & Co. KG

H.	Mietzins/Rent

	Total	EUR 782.631,00 pro Jahr (zahlbar in Raten monatlich im Voraus)

I.	Zu übernehmende Belastungen in Abteilung III

J.	Noch einzutragende Belastungen in Abteilung II

2

Annex 1.1

Annex 1.1 Kaufobjekt/Purchase Object: PPA 30 MEDIAN Klinik Gunzenbachhof

A.	Beschreibung der Liegenschaft

	Amtsgericht		Achern

	Grundbuch von		Baden-Baden

	Blatt / Flur / Flurstück(e)		Blatt	Flur	Flurstück(e)

			431		2240

	Eingetragener Eigentümer		Karl Kliniken Holding GmbH

	Blatt / Flur / Flurstück(e)		Blatt	Flur	Flurstück(e)

			498		2241

	Eingetragener Eigentümer		Grundbesitzgesellschaft Oberrheinische Kliniken GmbH & Co. KG

B.	Belastungen	Flurstück

	Abteilung II	2240	–	Bauverbot auf einer näher bestimmten Fläche auf Grundstück Flst. Nr. 2241

		2241	–	Herrschvermerke eingetragen

	Abteilung III	2240	–	Lfd. Nr. 5: Buchgrundschuld i.H.v. EUR 664.679,45 für HSH Nordbank AG, 14% Zinsen jährlich, sofort vollstreckbar

			–	Lfd. Nr. 6: Buchgrundschuld i.H.v. EUR 1.022.583,76 für HSH Nordbank AG, 16% Zinsen jährlich, 10% Nebenleistungen einmalig, sofort vollstreckbar

		2241	–	Lfd. Nr. 33: Buchgrundschuld i.H.v. EUR 5.112.918,81 für HSH Nordbank AG, 16% Zinsen jährlich, 8% Nebenleistung einmalig, sofort vollstreckbar, mitbelastet sind die Grundstücke Flst. Nr. 242/29 der Gemarkung Bad Dürrheim [Klinik St. Georg Bad Dürrheim], Flst. Nr. 24, 24/2, 29/1, 26 der Gemarkung Nordrach [Franz-Alexander-Klinik/Haus St. Georg Nordrach], Flst. Nr. 411/1 und 411/2 Gemarkung Ottenhöfen [Achertal-Klinik] und Flst. Nr. 193 und 193/20 Gemarkung Bad Krozingen [Haus St. Georg Bad Krozingen]

–	Lfd. Nr. 34: Buchgrundschuld i.H.v. EUR 12.271.005,15 geteilt in:

•       Lfd. Nr. 34: Buchgrundschuld i.H.v. EUR 11.248.421,39 für HSH Nordbank AG, 16% Zinsen jährlich, 8% Nebenleistung einmalig, mitbelastet sind die Grundstücke Flst. Nr. 242/29 der Gemarkung Bad Dürrheim [Klinik St. Georg Bad Dürrheim], Flst. Nr. 24, 24/2, 29/1, 26 der Gemarkung Nordrach [Franz-Alexander-Klinik/Haus St. Georg Nordrach], Flst. Nr. 411/1 und 411/2 Gemarkung Ottenhöfen [Achertal-Klinik] und Flst. Nr. 193 und 193/20 Gemarkung Bad Krozingen [Haus St. Georg Bad Krozingen

•       Lfd. Nr. 34a: Buchgrundschuld i.H.v. DM 1.022.583,76 (Grundbuchfehler: EUR gemeint) für HSH Nordbank AG, 16% Zinsen jährlich, 8% Nebenleistungen einmalig, mitbelastet sind die Grundstücke Flst. Nr. 242/29 der Gemarkung Bad Dürrheim [Klinik St. Georg Bad Dürrheim], Flst. Nr. 24, 24/2, 29/1, 26 der Gemarkung Nordrach [Franz-Alexander-Klinik/Haus St. Georg Nordrach], Flst. Nr. 411/1 und 411/2 Gemarkung Ottenhöfen [Achertal-Klinik] und Flst. Nr. 193 und 193/20 Gemarkung Bad Krozingen [Haus St. Georg Bad Krozingen] [Anmerkung: ausweislich des Veränderungsvermerks zur Abtretung an die HSH Nordbank AG erfolgte die Abtretung nur i.H.v. DM 1.022.592,76, während die vorangegangene Abtretung ausweislich des Grundbuchs i.H.v. EUR 1.022.583,76 erfolgt ist – offensichtlicher Fehler des Grundbuchs]

•	Lfd. Nr. 35: Buchgrundschuld i.H.v. EUR 1.533.875,64 für HSH Nordbank AG, 18% Zinsen jährlich, sofort vollstreckbar, mitbelastet sind die Grundstücke Flst. Nr. 242/29 im Grundbuch von Bad Dürrheim (Blatt 2024) [Klinik St. Georg Bad Dürrheim], Flst. Nr. 24, 24/2, 29/1, 26 Grundbuch von Nordrach (Blatt 155) [Franz-Alexander-Klinik/Haus St. Georg Nordrach], Flst. Nr. 411/1 und 411/2

2

Grundbuch von Ottenhöfen (Blatt 830) [Achertal-Klinik] und Flst. Nr. 193 und 193/20 Grundbuch von Bad Krozingen (Blatt 1822) [Haus St. Georg Bad Krozingen] [Anmerkung: Die Flst. Nr. 242/29 und 333/12 sind bei der Gesamthaft doppelt aufgeführt und dabei keinem Grundbuch zugeordnet, Mithaft für Flst. Nr. 333/12 erloschen – offensichtlicher Fehler des Grundbuchs]

•	Lfd. Nr. 36: Buchgrundschuld i.H.v. EUR 2.556.459,41 für HSH Nordbank AG, 16% Zinsen jährlich, sofort vollstreckbar, mitbelastet sind die Grundstücke Flst. Nr. 242/29 im Grundbuch von Bad Dürrheim (Blatt 2024) [Klinik St. Georg Bad Dürrheim], Flst. Nr. 24, 24/2, 29/1, 26 Grundbuch von Nordrach (Blatt 155) [Franz-Alexander-Klinik/Haus St. Georg Nordrach], Flst. Nr. 411/1 und 411/2 Grundbuch von Ottenhöfen (Blatt 830) [Achertal-Klinik] und Flst. Nr. 193 und 193/20 Grundbuch von Bad Krozingen (Blatt 1822) [Haus St. Georg Bad Krozingen] [Anmerkung: Die Flst. Nr. 242/29 und 333/12 sind bei der Gesamthaft doppelt aufgeführt und dabei keinem Grundbuch zugeordnet, Mithaft für Flst. Nr. 333/12 erloschen – offensichtlicher Fehler des Grundbuchs]

•	Lfd. Nr. 37: Buchgrundschuld i.H.v. EUR 2.556.459,41 für HSH Nordbank AG, 16% Zinsen jährlich, sofort vollstreckbar, mitbelastet sind die Grundstücke Flst. Nr. 242/29 im Grundbuch von Bad Dürrheim (Blatt 2024) [Klinik St. Georg Bad Dürrheim], Flst. Nr. 24, 24/2, 29/1, 26 Grundbuch von Nordrach (Blatt 155) [Franz-Alexander-Klinik/Haus St. Georg Nordrach], Flst. Nr. 411/1 und 411/2 Grundbuch Ottenhöfen (Blatt 830) [Achertal-Klinik] und Flst. Nr. 193 und 193/20 Grundbuch Bad Krozingen (Blatt 1822) [Haus St. Georg Bad Krozingen]

•	Lfd. Nr. 38: Buchgrundschuld i.H.v. EUR 2.556.459,41 für HSH Nordbank AG, 15% Zinsen jährlich, 10% Nebenleistung einmalig, sofort vollstreckbar, mitbelastet sind die Grundstücke Flst. Nr. 242/29 Grundbuch von Bad Dürrheim (Blatt 2024) [Klinik St. Georg Bad Dürrheim], Flst. Nr. 24, 24/2, 29/1, 26 Grundbuch von Nordrach (Blatt 155)

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[Franz-Alexander-Klinik/Haus St. Georg Nordrach], Flst. Nr. 411/1 und 411/2 Grundbuch von Ottenhöfen (Blatt 830) [Achertal-Klinik] und Flst. Nr. 193 und 193/20 Grundbuch von Bad Krozingen (Blatt 1822) [Haus St. Georg Bad Krozingen] [Anmerkung: Flst. Nr. 242/29 bei der Gesamthaft doppelt aufgeführt und dabei keinem Grundbuch zugeordnet, Mithaft für Flst. Nr. 333/12 erloschen – offensichtlicher Fehler des Grundbuchs]

		•	Lfd. Nr. 39: Buchgrundschuld i.H.v. EUR 5.112.918,81 für HSH Nordbank AG, 15% Zinsen jährlich, 10% Nebenleistung einmalig, mitbelastet sind die Grundstücke Flst. Nr. 242/29 im Grundbuch von Bad Dürrheim (Blatt 2024) [Klinik St. Georg Bad Dürrheim], Flst. Nr. 24, 24/2, 29/1, 26 Grundbuch von Nordrach (Blatt 155) [Franz-Alexander-Klinik/Haus St. Georg Nordrach], Flst. Nr. 411/1 und 411/2 Grundbuch von Ottenhöfen (Blatt 830) [Achertal-Klinik] und Flst. Nr. 193 und 193/20 Grundbuch von Bad Krozingen (Blatt 1822) [Haus St. Georg Bad Krozingen]

		–	Lfd. Nr. 40: Buchgrundschuld i.H.v. EUR 3.000.000,00 für Herrn Rudi May, Frau Bianca May, Herrn Bernhard May und Frau Viktoria May als Gesamtberechtigte gemäß § 428 BGB, 18% Zinsen jährlich, 10% Nebenleistung einmalig, sofort vollstreckbar, die Abtretung der Grundschuld ohne Zustimmung des Eigentümers ist ausgeschlossen, Mithaft besteht in den Grundbüchern von: Bad Dürrheim, Blatt 2024 (Flst. Nr. 242/29); Bad Dürrheim, Blatt 1490 (Flst. Nr. 242/31); Bad Krozingen, Blatt 1822 (Flst. Nr. 193, 193/20); Baden-Baden, Blatt 498 (Flst. Nr. 2241nicht im Grundbuch eingetragen)); Nordrach, Blatt 155 (Flst. Nr. 29/1, 26, 24, 24/2); Ottenhöfen, Blatt 830 (Flst. Nr. 411/1, 411/2).

C.	Kaufpreis/Purchase Price

EUR 9.780.000,00 (für Flurstück 2241)

EUR 720.000,00 (für Flurstück 2240)

	Total		EUR 10.500.000,00

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D.	Käufer/Vermieter

MPT RHM Gunzenbach S.à r.l.

E.	Verkäufer

Karl Kliniken Holding GmbH (bzgl. Blatt 431)

Grundbesitzgesellschaft Oberrheinische Kliniken GmbH & Co. KG (bzgl. Blatt 498)

F.	Hauptuntermieter/Primary Subtenant

Karl Kliniken Holding GmbH

G.	Untermieter/Subtenant

Oberrheinische Kliniken GmbH & Co. Betriebs-KG

H.	Mietzins/Rent

	Total	EUR 883.575,00 pro Jahr (zahlbar in Raten monatlich im Voraus)

I.	Zu übernehmende Belastungen in Abteilung III

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Annex 1.1

Annex 1.1 Kaufobjekt/Purchase Object: PPA 36 MEDIAN Reha-Zentrum Gyhum

A.	Beschreibung der Liegenschaft

	Amtsgericht		Zeven

	Grundbuch von		Gyhum

	Blatt / Flur / Flurstück(e)		Blatt	Flur	Flurstück(e)

			197	3	alle Flurstücke, die unter der laufenden Nr. 31 des Bestandsverzeichnisses eingetragen sind

	Eingetragener Eigentümer		Reha-Zentrum Gyhum GmbH & Co. KG (jetzt MEDIAN Reha-Zentrum Gyhum GmbH & Co. KG)

	Belastungen	Flurstück

	Abteilung II		–	Beschränkte persönliche Dienstbarkeit – Schmutzwasserleitungsrecht für die Samtgemeinde Zeven

			–	Beschränkte persönliche Dienstbarkeit: Recht zur Errichtung und zum Betrieb einer Erdgasreglerstation für die Stadt Zeven (Stadtwerke Zeven)

			–	Beschränkte persönliche Dienstbarkeit: Mittelspannungs- und Steuerkabelrecht für die Überlandwerk Nord-Hannover AG

			–	Beschränkte persönliche Dienstbarkeit: Leitungsrecht für die Überlandwerk Nord-Hannover AG

			–	Beschränkte persönliche Dienstbarkeit: Schmutzwasserleitungsrecht für die Samtgemeinde Zeven

			–	Beschränkte persönliche Dienstbarkeit: Recht zur Errichtung und Unterhaltung eines Mittelspannungsund Steuerkabels für die Überlandwerk Nord-Hannover AG

			–	Beschränkte persönliche Dienstbarkeit: Nutzungsrecht als Fußweg für die Gemeinde Gyhum

			–	Reallast (Verpflichtung zur Aufrechterhaltung und Unterhaltung der Gehölzreihe nebst Heckenanlage) zugunsten der Gemeinde Gyhum

		–	Befristete beschränkte persönliche Dienstbarkeit (Nutzungsbeschränkung) für das Land Niedersachsen

	Abteilung III	–	Lfd. Nr. 11: Briefgrundschuld i.H.v. EUR 3.425.655,60 für die Deutsche Apothekerund Ärztebank eG, Düsseldorf; 19% Zinsen jährlich; sofort vollstreckbar

		–	Lfd. Nr. 12: Briefgrundschuld i.H.v. EUR 920.325,39 für die Deutsche Apothekerund Ärztebank eG, Düsseldorf; 19% Zinsen jährlich; sofort vollstreckbar

		–	Lfd. Nr. 13: Buchgrundschuld i.H.v. EUR 15.338.756,44, 19% Zinsen jährlich, sofort vollstreckbar, geteilt in:

• Lfd. Nr. 13: Buchgrundschuld i.H.v. EUR 2.633.756,44 für die Commerzbank Aktiengesellschaft, Frankfurt am Main; 19% Zinsen jährlich; sofort vollstreckbar;

• Lfd. Nr. 13a: Buchgrundschuld i.H.v. EUR 12.705.000,00 für die Deutsche Apothekerund Ärztebank eG, Düsseldorf; 19% Zinsen jährlich; sofort vollstreckbar, davon abgetreten:

• Lfd. Nr. 13aI: EUR 3.248.634,69 mit Zinsen an die Commerzbank Aktiengesellschaft, Frankfurt am Main

• Lfd. Nr. 15: Buchgrundschuld i.H.v. EUR 2.172.990,50 für die Commerzbank Aktiengesellschaft, Frankfurt am Main; 19% Zinsen jährlich; sofort vollstreckbar;

• Lfd. Nr. 18: Buchgrundschuld i.H.v. EUR 500.000,00 für das Land Niedersachsen; 5 Prozentpunkte über dem jeweiligen Basiszinssatz, höchstens aber 15% Zinsen

C.	Kaufpreis/Purchase Price

	Total		EUR 26.700.000,00

D.	Käufer/Vermieter

MPT RHM Gyhum S.à r.l.

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E.		Verkäufer

MEDIAN Reha-Zentrum Gyhum GmbH & Co. KG

F.		Hauptuntermieter/Primary Subtenant

MEDIAN Kliniken Nord Holding GmbH

G.		Untermieter/Subtenant

MEDIAN Reha-Zentrum Gyhum GmbH & Co. KG

H.		Mietzins/Rent

	Total	EUR 2.243.000,00 pro Jahr (zahlbar in Raten monatlich im Voraus)

I.		Zu übernehmende Belastungen in Abteilung III

Buchgrundschuld i.H.v. EUR 500.000,00 für das Land Niedersachsen; 5 Prozentpunkte über dem jeweiligen Basiszinssatz, höchstens aber 15% Zinsen

J.		Noch einzutragende Belastungen in Abteilung II

Auf Verlangen von EWE: Beschränkt persönliche Dienstbarkeit entsprechend der Verpflichtung zur Eintragung des Verkäufers nach (Anlage 1.2a))

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